UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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TIVO INC.

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TiVo Inc.
2160 Gold Street
P.O. Box 2160
San Jose, CA 95002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, JULY 11, 2016
To our Stockholders:
The 2016 Annual Meeting of Stockholders of TiVo Inc., a Delaware corporation, will be held on Monday, July 11, 2016, beginning at 10:30 a.m. local time at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 1400, Palo Alto, California. At the meeting, the holders of the Company's outstanding common stock will act on the following matters:

1.	Election of two directors to hold office until the 2019 Annual Meeting of Stockholders;

2.	Ratification of the selection of KPMG LLP as the independent registered public accounting firm of TiVo for the fiscal year ending January 31, 2017;

3.	Approval to reserve an additional 2,000,000 shares of our common stock for issuance pursuant to the Employee Stock Purchase Plan;

4.
Approval on a non-binding, advisory basis of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("Say-on-Pay"); and

5.	Transaction of any other business as may properly come before the Annual Meeting.
All holders of record of shares of TiVo common stock at the close of business on May 31, 2016 are entitled to vote at the meeting and any postponements or adjournments of the meeting. This notice and the accompanying proxy statement and proxy card are being first mailed to stockholders on or about June 3, 2016.

By order of the Board of Directors,

/s/ Naveen Chopra
Naveen Chopra
Interim Chief Executive Officer and Chief Financial Officer
San Jose, California
May 27, 2016
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY SUMMARY
This proxy summary highlights certain information contained elsewhere in this document; the proxy summary is not intended to be comprehensive and you should carefully read the full proxy statement to ensure that you have reviewed the full description of each of the points highlighted in the proxy summary. Additionally, for more comprehensive discussions of the company’s financial performance and risks, please review our most recent Annual Report on Form 10-K and other periodic filings we have submitted to the Securities and Exchange Commission.
2016 Annual Meeting of Stockholders of TiVo Inc.

Time	Place
Monday, July 11, 2016 10:30 a.m.	525 University Avenue, Suite 1400 Palo Alto, California

Item	Proposal	Board Vote Recommendation	Page
1	Election of directors	FOR all nominees	7
2	Ratification of selection of independent auditors	FOR	58
3	Approval of an increase in the number of shares reserved for the issuance under the employee stock purchase plan	FOR	61
4	Advisory vote to approve the compensation of our named executive officers	FOR	66

Leadership Changes Since the 2015 Annual Meeting of Stockholders

Performance Highlights
We have a rapidly growing operator business with tangible domestic and international growth opportunities. Our operator business includes TiVo’s traditional end-to-end solutions, as well as Digitalsmiths and Cubiware, and achieved an approximate $100 million annual revenue run-rate in the fourth quarter of Fiscal Year 2016 and 59% revenue growth in Fiscal Year 2016. The footprint of operators deploying our products and services now reaches 90 million homes in more than 25 different countries. Additionally, we grew subscriptions in our consumer business for the first time in 8 years. The consumer business continues to be a critical component in driving product innovation and has helped fuel the strong growth in our operator efforts. While we have momentum and opportunity in our operator business, TiVo needs to evolve as our business faces ecosystem changes that demand new strategies, and we are taking action to meet those needs.
Intellectual property licensing remains an important component of our revenue and we continued to extract value from our intellectual property in 2016; we are pursuing patent enforcement claims where appropriate.
Merger Announcement
On April 29, 2016, we announced that we had entered into a definitive agreement to be acquired by Rovi Corporation. The transaction is subject to closing conditions including approval by TiVo and Rovi stockholders and certain regulatory clearances. Assuming all of the required closing conditions are met, we expect the transaction to close in the third calendar quarter of 2016.
Executive Compensation Highlights
The Board recognized the outcome of our 2015 Say-on-Pay proposal as a strong message that stockholders had concerns the Board needed to address. The Board embraced the need for change.

•
The Board sought input from stockholders through a direct engagement campaign, which provided specific feedback regarding the compensation program, which the Board incorporated in their assessment of the appropriate compensation program for our Interim CEO (and would have for a permanent CEO, the search is now on hold indefinitely in light of the merger announcement with Rovi).

•
Our former CEO transitioned to non-executive Chairman of the Board effective January 30, 2016, near the end of our Fiscal Year 2016. Upon the termination of our former CEO’s Employment Agreement, pursuant to Section 5(c)(i) of such Agreement, TiVo and Mr. Rogers entered into a Transition Agreement, effective as of November 13, 2015, pursuant to which Mr. Rogers will receive the following compensation and benefits he was entitled to under his existing Employment Agreement:

◦	a cash payment of $2,300,000, which is equal to two times his annual base salary as provided under his Employment Agreement

◦	a further cash payment of $2,300,000, which is equal to two times his target annual cash incentive bonus as provided under his Employment Agreement

◦	a cash payment for FY16 Corporate Bonus achievement of $1,109,334 for attainment of applicable performance criteria as provided under his Employment Agreement

◦	accelerated vesting of all equity and cash-settled awards he held

◦	continued health and welfare coverage for up to 24 months, as provided under his Employment Agreement.

•
The Board engaged Spencer Stuart to assist in the CEO search process. Both external and internal candidates were considered. The Board appointed Naveen Chopra, the Company's current CFO as interim CEO to provide business continuity and ensure financial performance during the selection process. Our interim CEO’s compensation package is designed to compensate Mr. Chopra during the period he serves as interim CEO to further incentivize performance and for retention purposes. The Board acknowledges the significant increase in his responsibility with the expansion of his role as both Interim CEO and CFO and also provides flexibility reflecting the uncertain time line for identifying a permanent CEO by providing a one-time restricted stock award with a one-year vesting period due to the expected short-term nature of being an interim CEO; maintaining his CFO salary plus supplemental cash payments of $23,000 per month while serving as interim CEO; and severance arrangements appropriate for an interim CEO.

Stockholder Engagement
On behalf of the Board, representatives of management, and in some cases with the Lead Independent Director, met with stockholders representing over 50% of our outstanding stock in Fiscal Year 2016 to discuss performance, governance, and operational issues, including executive compensation.

•
In the discussion of performance, investors highlighted the importance of increasing operating revenue excluding licensing to levels that would allow the Company to be profitable, a focus that is shared by the Board and management

•
Regarding compensation, certain investors expressed interest in discussing previous special compensation awards associated with successful litigation to protect TiVo’s intellectual property, and the quantum of our former CEO’s compensation. Based on those discussions, the Board was able to develop a clear understanding of stockholder views and take appropriate actions as described in the Executive Compensation Discussion & Analysis found later in this proxy

•
Stockholders were generally pleased with the Board’s approach to the Company’s governance, although some wanted to understand the Board’s position that a classified board structure is currently in the best interests of TiVo stockholders

•
At the time of the meetings there were no female directors on the Board, and some investors raised the topic of gender diversity on the Board. The Board shares our investor’s belief in the value that diverse viewpoints bring to Board discussions and was in the process of searching for a new director. The Board appointed Winifred M. Webb as a director effective January 11, 2016

Current Board Overview

Name	Status	Key Committee Membership	Other Public Company Boards
Peter D. Aquino	Independent	Audit Compensation Nominating & Governance	2
William P. Cella *	Independent	Compensation (c)	1
Jeffrey T. Hinson *	Independent	Audit (c)	2
Daniel Moloney Lead Independent Director	Independent	Compensation Nominating & Governance	0
Thomas S. Rogers Chairman	Non-Independent		1
Winifred M. Webb	Independent	Audit	1
David B. Yoffie	Independent	Nominating & Governance (c)	2
* Up for election
(c) Committee Chair

Our Approach to Corporate Governance
Director Independence	Six of seven directors qualify as independent under NASDAQ listing standards
Strong Lead Independent Director	Robust responsibilities and oversight are present in the Lead Independent Director role
Separate Chair/CEO	The Board has taken different approaches to board leadership over time. We currently have a separate non-executive Board Chairman, interim CEO, as well as a Lead Independent Director
Classified Board	The Board believes a classified board structure is the best approach for TiVo at this time based on our scale, strategy, and the rate of consolidation in both media and technology industries
Board Refreshment	In the last year we added a new independent director and a long-tenured director stepped off the Board. We also elected a new Lead Independent Director
Majority Vote Standard with Resignation Policy	We believe that a majority voting standard with resignation policy gives stockholders confidence that they can hold directors accountable when necessary
Right to Call Special Meetings	Shareholders have the right to call special meetings
Board Oversight of Risk
The Board actively oversees the Company’s efforts around risk management broadly and with specific focus on areas of core Board concern such as financial reporting risk, compensation risk, and compliance and cybersecurity risks

No Shareholder Rights Plan	We have not had a shareholder rights plan in place since 2011

PROPOSAL 1
ELECTION OF CLASS II DIRECTORS

Our Amended & Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Unless the Board determines that vacancies or newly created directorships shall be filled by stockholders, vacancies and newly created directorships on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.
The Board has selected two Class II director nominees to be re-elected at the 2016 Annual Meeting of Stockholders. All of the nominees for election to this class are currently directors of TiVo. The term of office of each person elected as a director at this meeting will continue until the 2019 Annual Meeting or until the director's successor has been duly elected or appointed and qualified, or until such director's earlier death, resignation, or removal.
Directors, in an uncontested election, such as this, are elected by the affirmative vote of a majority of the votes cast by the shares represented and entitled to vote on the proposal at the meeting. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management and the Board have no reason to believe that any nominee will be unable to serve. There are no family relationships among any of the directors, director nominees, or executive officers of TiVo.
The Board has selected directors, including the nominees, based on their distinctive skills and experiences, with the goal of developing a diverse Board well-suited to overseeing TiVo on behalf of stockholders.

The names of the nominees, their ages as of May 1, 2016, and certain other information about them are set forth below:

William P. Cella

Age:	66

Director Since:	2009

Class/Expiration:	Class II/2019

Committee:	Compensation Committee, Chair.

Principal Occupation:
Partner, The Cheyenne Group, an executive search firm, since February 2013;
Chairman and Chief Executive Officer of The Cella Group LLC, a media, marketing and sales consulting firm, since March 2008; from January 2012 through December of 2012, Chief Revenue Officer for Pac-12 Networks, a wholly owned subsidiary of the Pac-12 Conference; from July 2002 until March 2008, Chairman and Chief Executive Officer of MAGNA Global Worldwide, a unique media negotiation, research and programming unit of the Interpublic Group of Companies.

Other Directorships:	Crown Media Holdings, Inc. (NASDAQ GM: CRWN).

Qualifications:
Mr. Cella's qualifications for election to our Board include his leadership skills and years of experience in media negotiation, programming creation and branded content reflected in his extensive experience in network, cable and syndicated television, including being inducted into the Broadcasting and Cable Hall of Fame in 2007, as well as his participation on our Board and Chairman of our Compensation Committee.

Jeffrey T. Hinson

Age:	61

Director Since:	2007

Class/Expiration:	Class II/2019

Committee:	Audit Committee, Chair.

Principal Occupation:
President of YouPlus Media, L.L.C., an online video content marketing company, since June 2009; President and CEO of Border Media Partners from July 2007 to July 2009; Financial Consultant from January 2006 until June 2007; Executive Vice President and Chief Financial Officer of Univision Communications, a Spanish language media company, from March 2004 to June 2005 and consultant to Univision Communications from June 2005 until December 2005; Senior Vice President and Chief Financial Officer of Univision Radio, the radio division of Univision Communications, from September 2003 to March 2004.

Other Directorships:	Live Nation Entertainment (NYSE: LYV); Chairman, Windstream Holdings, Inc. (NASDAQ: WIN); Ares Commercial Real Estate Corporation (NYSE: ACRE) (until June 2014).

Qualifications:
Mr. Hinson's qualifications for election to our Board include his extensive financial and accounting experience. Through his current service on the audit committee of Live Nation Entertainment as well as his prior service as a chief financial officer of two public companies, Mr. Hinson has deep experience in overseeing financial reporting processes, internal accounting and financial controls, independent auditor engagements, and the other functions of an audit committee of a public company. The Board has also determined that Mr. Hinson qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission (“SEC”). Additionally, the Board values Mr. Hinson's experience as a board member on other telecommunications and media industry boards as well as his continued role as member of our Board and Chairman of our Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL 1

DIRECTORS NOT STANDING FOR ELECTION WHOSE TERMS DO NOT EXPIRE IN 2016
The members of the Board whose terms do not expire at the 2016 Annual Meeting and who are not standing for election at this year's Annual Meeting are set forth below:

Peter D. Aquino

Age:	55

Director Since:	2010

Class/Expiration:	Class I/2018

Committee:	Audit Committee; Compensation Committee; and Nominating and Governance Committee.

Principal Occupation:
Founder of Broad Valley Capital, LLC, a TMT investment company since April 2013; Chairman and Chief Executive Officer of Broad Valley Micro Fiber Networks Inc., a private fiber and wireless infrastructure company started by Broad Valley Capital, LLC in February 2014; Chairman and Chief Executive Officer of Primus Telecommunications Group, Inc. (NYSE: PTGI), an integrated facilities-based communications services provider from November 2010 to December 2012; President and Chief Executive Officer of RCN Corporation (NASDAQ: RCNI), an all-digital cable television service provider, from December 2004 to August 2010.

Other Directorships:	Lumos Networks Corp. since August 2015; FairPoint Communications (NASDAQ: FRP) since May 2014.

Qualifications:
Mr. Aquino's qualifications for service on our Board include his leadership skills and years of executive experience working in the cable and telecommunications business. Under Mr. Aquino's leadership, RCN was built into an all-digital HDTV cable MSO in five major cities, launched one of the first TiVo/MSO partnerships, and created an advanced fiber-based commercial network through organic and acquisition strategies. Earlier, Mr. Aquino was the COO of the first triple play company in Latin America - designing, building, and operating an integrated cable TV network and CLEC throughout nine major cities in Venezuela from 1995 and 2000. Mr. Aquino has a deep background in turnarounds, operations, and management, including public company leadership and board experience. Mr. Aquino is a graduate of Montclair State College and has an MBA from George Washington University.

Daniel Moloney

Age:	56

Director Since:	2013

Class/Expiration:	Class I/2018

Committee:	Lead Independent Director; Compensation Committee; Nominating and Governance Committee.

Principal Occupation:
Executive Partner, Siris Capital Group, LLC, a technology/telecom focused private equity company, since November 2013; President of Motorola Mobility, Inc. from September 2010 until June 2012; President and CEO of Technitrol, Inc. from April 2010 until August 2010; Executive Vice President and President, Home and Networks Mobility for Motorola, Inc. from April 2007 until March 2010; Executive Vice President and President, Connected Home Solutions for Motorola, Inc. from June 2002 until March 2007.

Other Directorships:	Stratus Technologies; Digital River.

Qualifications:
Mr. Moloney’s qualifications for service on our Board include his extensive executive experience in the telecommunications and media industry. With almost 30 years of experience in providing leading technology to the cable industry, Mr. Moloney has been at the forefront in commercializing key technologies such as HDTV and VoIP. The Board has determined that Mr. Moloney meets the independence and financial experience requirements under both SEC and NASDAQ rules.

Thomas S. Rogers

Age:	61

Director Since:	2003

Class/Expiration:	Class III/2017

Committee:	Chairman of the Board

Principal Occupation:
President and Chief Executive Officer, TiVo Inc. from July 2005 to January 2016; Vice Chairman of TiVo from October 2004 to July 2005; Chairman of TRget Media, a media industry investment and operations advisory firm, from July 2003 to present; Senior Operating Executive for media and entertainment for large private equity firm Cerberus Capital Management from 2004 until July 2005; Chairman of the Board of Teleglobe International Holdings, Ltd. (NASDAQ:TLGB), a provider of international voice, data, internet, and mobile roaming services, from November 2004 to February 2006; Chairman and CEO of Primedia, Inc. (NYSE:PRM), a print, video, and online media company, from October 1999 until April 2003; and President of NBC Cable and Executive Vice President, among other positions, at National Broadcasting Company, Inc., a television broadcast company, from January 1987 until October 1999.

Other Directorships:
Dex Media, Inc. since April 2013; SuperMedia, formerly Idearc Inc., which filed for bankruptcy in 2009 (NYSE: SPMD) from November 2006 until April 2013; formerly Chairman of the Board of Teleglobe International Holdings, Ltd. (NASDAQ: TLGB) from November 2004 to February 2006; formerly Chairman of the Board and Chief Executive Officer of Primedia, Inc. (NYSE:PRM), a print, video, and online media company, from October 1999 to April 2003.

Qualifications:
Mr. Rogers' qualifications for service on our Board include his extensive leadership and business experience as exemplified by his years of experience as a senior executive in the media, entertainment and technology industries including intimate knowledge of TiVo's business as former President and CEO of TiVo, with Primedia, NBC (including his role in the founding of CNBC and MSNBC), and Cerberus Capital Management as a senior operating executive for media and entertainment as well as his in-depth knowledge of TiVo's business, strategy and management team, and his participation on our Board and other public company boards.

Winifred Markus Webb
Age:	58

Director Since:	2016

Class/Expiration:	Class I/2018

Committee:	Audit Committee

Principal Occupation:
Ms. Webb is Chief Executive Officer of Kestrel Corporate Advisors, a position she has held since February 2013. From January 2010 to January 2013, she was managing director for Tennenbaum Capital Partners, LLC. Ms. Webb was a member of the corporate executive team for Ticketmaster Entertainment Inc. from April 2008 to January 2010. She served for 20 years with The Walt Disney Company, from 1988 to 2008, primarily as corporate senior vice president of investor relations and shareholder services responsible for overseeing Disney’s strategic financial communications worldwide and governance outreach. She was also executive director for The Walt Disney Company Foundation. Prior to Disney, she was an investment banker in New York and London.

Other Directorships:	ABM Industries Incorporated (NYSE: ABM) since 2014 ; 9 Spokes International Limited since 2015; Jack in the Box Inc. (NASDAQ: JACK) 2008-2014.

Qualifications:
Ms. Webb’s qualifications to serve on our Board include her experience in senior management at global public companies and her experience in the global financial services industry. Ms. Webb brings valuable public company board, strategic planning, mergers and acquisitions, finance, investor relations, global operations, sales and marketing, corporate governance, communications, media and public relations, treasury, corporate social responsibility, investment banking and capital markets experience to our Board.

David B. Yoffie

Age:	61

Director Since:	2011

Class/Expiration:	Class III/2017

Committee:	Nominating and Governance Committee, Chair.

Principal Occupation:
Max and Doris Starr Professor of International Business Administration at Harvard Business School, where he has taught since 1981. Dr. Yoffie previously served as Senior Associate Dean and Chair of Executive Education from 2006-2012 at Harvard Business School, as well as Chairman of Harvard Business School's Strategy department from 1997 to 2002, Chairman of the Advanced Management Program from 1999 to 2002, and Chairman of Harvard's Young Presidents' Organization from 2004 to 2012. He now chairs Harvard's World President's Organization program.

Other Directorships:	Intel Corporation (NASDAQ:INTC) since 1989; Financial Engines, Inc. (NASDAQ:FNGN) since June 2011; formerly on the board of Charles Schwab Corporation (NYSE:SCHW) until 2007.

Qualifications:
Dr. Yoffie's qualifications for service on our Board include his more than 30 years as a scholar and educator in the field of international business administration at Harvard University. Dr. Yoffie has significant experience and knowledge regarding the development of successful international business technology enterprises. His participation on other public company boards, including as the longest serving director of Intel, provides significant cross-board experience.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES; LEAD INDEPENDENT DIRECTOR
We have adopted corporate governance guidelines titled “Corporate Governance Guidelines of TiVo Inc.” which are available at www.tivo.com by scrolling to the bottom of the page and clicking on "Investor Relations" (under the heading “Our Company") and then “Corporate Governance.” These guidelines were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management, and to enhance the accountability of the Board to our stockholders. We updated our corporate governance guidelines in November 2015 to reflect the fact that the Board appointed Daniel Moloney as Lead Independent Director in November 2015.
BOARD LEADERSHIP STRUCTURE
The Company's Corporate Governance Guidelines state that the Company has no fixed policy on whether the roles of chairman of the board and chief executive officer should be separate or combined, with this decision being made by the Board based on the best interests of the Company considering the circumstances at the time. Pursuant to Mr. Rogers’ Transition Agreement, the Board of Directors appointed Mr. Rogers as non-executive Chairman of the Board effective February 1, 2016. Consistent with the Company's Corporate Governance Guidelines, Mr. Rogers shall serve as Chairman of the Board for a term commencing upon his election by the Board and ending on the nearest regularly scheduled meeting of the Board preceding the annual meeting of the stockholders of the Company.
The independent directors also appointed a Lead Independent Director, Mr. Moloney, to work with our Chief Executive Officer in setting the agenda of Board meetings and to focus on the development and maintenance of governance practices that support the Board in meeting a high level of performance with regards to the duties of the members of the Board, including leading executive sessions of the Board's independent directors.
The CEO is best positioned to efficiently manage the process for creating board agendas, with Board input through its lead independent director. Additionally, each committee of the Board has a standing position on the Board's agendas to report its activities and its concerns, if any, to the full Board. The committee chairs have regular contact with the CEO and there are frequent operational and strategy updates between Board members and management to provide the kind of direct flow of information and input between the Board and management that keeps the Board's time and attention focused on the most critical matters impacting the efficient execution of the Company's strategic plans.
The Company's directors meet in periodic executive sessions without any members of management present. The purpose of these executive sessions is to promote open and candid discussion among the directors.
DIRECTOR INDEPENDENCE
The Board makes an annual determination of independence as to each Board member under the current standards for “independence” established by NASDAQ Global Market (“NASDAQ”). In April 2016, the Board determined that all of its directors, except Mr. Rogers, are independent under these standards.
DIRECTOR NOMINATING PROCESS
The Nominating and Governance Committee considers candidates for director nominees proposed by directors and security holders. The Committee may also retain recruiting professionals to identify and evaluate candidates for director nominees.
The Committee evaluates all aspects of a candidate's qualifications in the context of the needs of the Company with a view to creating a Board with a diversity of experience and perspectives. In accordance with the Nominating and Governance Committee's charter, the same evaluating procedures apply to all candidates for director nomination, including candidates submitted by security holders. Among a candidate's qualifications and skills considered important are personal and professional integrity, ethics, and values; a commitment to representing the long-term interests of security holders; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience and/or academic expertise in the Company's industry and with relevant social policy concerns; experience as a board member of another publicly held company; and practical and mature business judgment. The Committee gives consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors, but the Committee does not have a formal policy regarding Board diversity.
The Nominating and Governance Committee will consider prospective candidates nominated by security holders, in accordance with the Company's Amended & Restated Bylaws and its Amended & Restated Certificate of Incorporation, if the name(s) and supporting information are submitted by certified or registered mail to: Corporate Secretary, TiVo Inc., 2160 Gold St., P.O. Box 2160, San Jose, CA 95002. Any stockholder who desires to recommend a candidate for nomination to the Board who would be considered for election at the Company's 2017 Annual Meeting must do so no earlier than March 24, 2017 and no later than April 23, 2017 in accordance with the provisions of the Company's Amended & Restated Bylaws.
MAJORITY VOTE STANDARD
In accordance with our Amended and Restated Bylaws, each director must be elected by the affirmative vote of a majority of the votes cast by the shares represented and entitled to vote. A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director. Any nominee for director in an uncontested election who fails to receive a greater number of votes cast “for” his or her election than votes cast “against” such director's election is expected to tender his or her resignation for consideration by the Nominating and Governance Committee, or, alternatively, a committee consisting solely of independent directors. Any nominee who fails to receive the requisite vote shall not participate in the deliberations or decisions of the Nominating and Governance Committee or committee of independent directors. The Nominating and Governance Committee or committee of independent directors will make a determination as to whether to accept or reject the resignation or whether other action should be taken (including whether to request that the subject director resign from the Board if the director has not tendered his or her resignation).
In a contested election (i.e., where the number of nominees exceeds the number of directors to be elected), a plurality vote standard will apply.
SECURITY HOLDER COMMUNICATIONS WITH THE BOARD
Security holders may contact the Board regarding bona fide issues or questions about TiVo by mail, facsimile, or e-mail, addressed as follows: Board of Directors, or individual director, c/o Corporate Secretary, 2160 Gold St., P.O. Box 2160, San Jose, CA 95002; or by Fax: (408) 519-3304; or by e-mail: Board@tivo.com. The Corporate Secretary periodically will forward such communications or provide a summary to the Board or the relevant members of the Board.
CODE OF CONDUCT
We have adopted a code of conduct that applies to all our directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer, as required by applicable securities laws, rules of the SEC, and the applicable NASDAQ listing standards. This code of conduct is posted on our Website located at www.tivo.com. The code of conduct is available at www.tivo.com by first clicking "Investor Relations,” then “Corporate Governance,” and finally click on “Code of Conduct.”
BOARD INVOLVEMENT IN RISK OVERSIGHT AND RISK ASSESSMENT OF COMPENSATION PRACTICES
Day-to-day management of risk is the direct responsibility of the Company's Chief Executive Officer and the senior leadership team. The Board has oversight responsibility for managing risk at the Company, focusing on the adequacy of the Company's risk management and risk mitigation processes. The Board recognizes that an important part of its responsibilities is to evaluate the Company's exposure to risk and to monitor the steps management has taken to assess and control risk.
For example, at each Board meeting, management provides the Board with updates on the Company's strategic and operational plans for the year including its execution of operational and strategic priorities, such as research and development initiatives, on-going litigations, and potential business deals as well as risks presented by current business strategy, competition, evolving government regulations and legal compliance requirements, general industry trends including the disruptive impact of technological change, capital structure and allocation, mergers and acquisitions, information security risks, and disaster recovery preparedness. In addition to the discussion of risk at the Board level in connection with these strategic and operational areas, the Board's standing committees also focus on risk exposure as part of their on-going responsibilities.

Oversight of Compensation-Related Risk
In setting compensation, the Compensation Committee regularly reviews with management the Company's compensation policies and practices for employees as they relate to risk management and, based upon this review, the Company believes that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company in the future.
Specifically, the Company believes that the elements of the Company's compensation program do not encourage unnecessary or excessive risk-taking. Base salaries are fixed in amount and thus do not encourage risk taking. While Company annual bonus program and sales commission plans focus on achievement of short-term or annual goals, and short-term or annual goals may encourage the taking of short-term risks at the expense of long-term results, given the sales employees' other compensation opportunities and the Company's internal control procedures, the Compensation Committee and management believe that the annual bonus program and sales commission plans appropriately balance risk and the desire to focus certain employees on specific short-term goals important to the Company's success.
A significant portion of the compensation provided to the Company's executives, and a material amount of the compensation provided to other employees, is in the form of long-term equity awards that are important to help further align employee interests with those of the Company's stockholders. The Company does not believe that these awards encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to the Company's stock price, and because awards are staggered and subject to long-term vesting schedules to help ensure that employees have significant value tied to long-term stock price performance.
This Proxy Statement, including the preceding paragraphs, contains forward-looking statements. The Company has based these forward-looking statements largely on the Company's current expectations and projections about future events. Forward-looking statements contained in this Proxy Statement should be considered in light of the many uncertainties that affect the Company's business and specifically those factors discussed from time to time in the Company's public reports filed with the SEC, such as those discussed under the heading, “Risk Factors,” in the Company's most recent Annual Report on Form 10-K, and as may be updated in subsequent SEC filings.

MEETINGS AND COMMITTEES OF THE BOARD
THE BOARD
Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board and applicable committee meetings. The Board met 11 times during the fiscal year ended January 31, 2016. Each director attended at least 75% of all Board and applicable committee meetings during the fiscal year ended January 31, 2016. One Board member attended our 2015 Annual Meeting.
THE COMMITTEES
The Board currently has the following three standing committees: (1) Audit; (2) Compensation; and (3) Nominating and Governance. The Strategy Committee was dissolved in November 2015 and the Search Committee was established on a temporary basis. The composition of the committees for Fiscal Year 2017 is presented in the table below. Each of the standing committees has a written charter approved by the Board. The Board has affirmatively determined that each director who currently serves on the Audit, Compensation, Nominating and Governance, and Strategy Committees is independent, as the term is defined by applicable NASDAQ listing standards and SEC rules. A copy of each of our written committee charters can be found at www.tivo.com by first clicking “Investor Relations” and then “Corporate Governance.”
Audit Committee. The Audit Committee is responsible for, among other things, making recommendations to the Board regarding the engagement of our independent registered public accounting firm, reviewing with the independent registered public accounting firm, the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, and reviewing the adequacy of our internal controls and financial reporting. The Audit Committee is currently composed of three outside directors who are not our officers or employees. The Board has determined that each member of the Audit Committee meets the independence and financial experience requirements under both SEC and NASDAQ rules. In addition, the Board has determined that Mr. Hinson is an “audit committee financial expert” as defined by SEC rules.
Compensation Committee. The Compensation Committee is responsible for determining salaries and incentive compensation for our directors and executive officers and for administering our stock plans. The members of our Compensation Committee are “independent” as required by the listing requirements of NASDAQ. For further discussion of the process and procedures for the consideration and determination of executive and director compensation, see “Compensation Discussion & Analysis.”
Nominating and Governance Committee. The Nominating and Governance Committee was established by the Board in November 2002 for the purpose of, among other things, (i) making recommendations to the Board regarding candidates for membership on the Board and regarding the size and composition of the Board, (ii) establishing procedures for the nomination process, and (iii) reviewing matters related to our corporate governance. The members of our Nominating and Governance Committee are “independent” as required by the listing requirements of NASDAQ.
Search Committee. The temporary Search Committee was established by the Board in November 2015 for the purpose of identifying and recommending to the Board potential CEO candidates. The Chairman and members of the Search Committee are compensated on a monthly basis as opposed to per meeting. With the announcement of the planned merger with Rovi, the Search Committee has ceased further work on the CEO search.
Strategy Committee. The Strategy Committee is authorized and directed by the Board to oversee the strategic planning process that management is responsible for, including the identification and setting of strategic multi-year goals and expectations, material business and product initiatives of the Company, and strategic financial and capital market activities of the Company. The Strategy Committee was dissolved in November 2015.

The following table sets forth the composition of the Board's committees for Fiscal Year 2017 as well as the number of meetings for each committee during Fiscal Year 2016:

Composition of Board's Committees for Fiscal Year 2017

Name of Director	Audit	Compensation	Nominating and Governance	Search
Independent Directors
Pete D. Aquino	M	M	M
William P. Cella		C		C
Jeffrey T. Hinson	C			M
Daniel Moloney (L)		M	M
Thomas S. Rogers (COB)				M
Winifred M. Webb	M			M
David B. Yoffie			C	M
Former Director
Thomas Wolzien (L)

Number of Meetings in Fiscal Year 2016	9	7	1

M = Committee member; C = Chair
L = Lead Independent Director
COB = Chairman of the Board
(1) Mr. Wolzien left TiVo's Board of Directors on November 13, 2015

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of our Compensation Committee are Messrs. Aquino, Cella, and Moloney. None of the current members of our Compensation Committee is currently or has been, at any time since the Company's inception, an officer or employee. None of our executive officers currently serves or in the past year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We have adopted a written related party transaction policy. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Exchange Act of 1934, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, when the amount involved exceeds $120,000 and a related party had or will have a direct or indirect material interest. Under the policy, our executives and certain other employees are required to consult with our legal department upon learning of any proposed transaction that may constitute a related party transaction. If our legal department determines that the proposed transaction constitutes a related party transaction under applicable NASDAQ listing standards and SEC rules, in accordance with our Audit Committee Charter, such related-party transaction must be (i) approved by the Audit Committee or a majority of the independent and disinterested members of the Board, (ii) on terms no less favorable to TiVo than could be obtained from unaffiliated third-parties, and (iii) in connection with bona fide business purposes. Our executive management, General Counsel, and Chairman of the Audit Committee will also confer with regard to any potential transactions that may not otherwise constitute a related party transaction under applicable NASDAQ listing standards and SEC rules in order to determine whether it may be appropriate to submit such transaction for review, approval, and/or ratification by the Audit Committee or a majority of the independent and disinterested members of the Board. For a discussion of other transactions with related parties described elsewhere, see the headings "Corporate Governance-Director Independence", “Executive Compensation and Other Information-Compensation Discussion and Analysis-Severance and Change of Control Payments” and “Executive Compensation and Other Information-Employment, Severance, and Change of Control Agreements.”

Directors and Executive Officers.
We have entered into indemnity agreements with substantially all of our directors and officers that provide, among other things, that TiVo will indemnify each such persons, under circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be a party by reason of his or her position as a director, officer or employee, and otherwise to the full extent permitted under Delaware law, TiVo's Amended & Restated Bylaws, and TiVo's Amended & Restated Certificate of Incorporation.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION DISCUSSION AND ANALYSIS
The following discussion and analysis contains statements regarding individual and company performance targets and goals used in setting compensation for our named executive officers. These targets and goals are disclosed in the limited context of the Company's compensation programs and should not be understood to be statements of management's future expectations or estimates of future results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts. We refer to our fiscal years throughout this discussion and analysis as “FY” (e.g., “FY16” refers to our Fiscal Year 2016, which ended January 31, 2016).

Executive Summary
Our Business

TiVo is a leader in next-generation video technology software services and innovative cloud-based software-as-a-service solutions. TiVo’s software and cloud-based services provide an all-in-one approach for navigating ‘content chaos’ by seamlessly combining live, recorded, Video on Demand, and over-the-top (e.g., Netflix, Amazon, Hulu Plus, Vudu, and YouTube, among others) content into one intuitive user interface with simple universal search, discovery, viewing and recording, creating a unified viewing experience. This experience is distributed both directly to consumers and through distribution relationships with approximately 70 television service providers who utilize some or all of TiVo’s software, hardware, and cloud services to power their own television products. This includes the traditional TiVo products as well as our cloud-based search and discovery capabilities for non-TiVo user experiences and our emerging market television experiences. As of January 31, 2016, TiVo had distribution relationships with television service providers representing 90 million global households as well as close to 1 million direct to consumer subscriptions.

We have four primary revenue streams

•
Television service providers (operators) - who pay us fees to provide our software and/or service to their subscribers, in addition to licensing and service fees associated with the set-top boxes we support

•	Consumer service - our direct to consumer offering of TiVo DVRs and service subscriptions

•	Advertising and research services - that we provide to advertisers, agencies and networks regarding audience information, lead generation and commerce

•	Licensing - of our intellectual property to companies that use TiVo patents

Merger Announcement
On April 29, 2016, we announced that we had entered into a definitive agreement to be acquired by Rovi Corporation. The transaction is subject to closing conditions including approval by TiVo and Rovi stockholders and certain regulatory clearances. Assuming all of the required closing conditions are met, we expect the transaction to close in the third calendar quarter of 2016.

Leadership Changes in Fiscal Year 2016

Executive Compensation Highlights
The Board recognized the outcome of our 2015 Say-on-Pay proposal as a strong message that stockholders had concerns the Board needed to address. The Board embraced the need for change.

•
The Board sought input from stockholders through a direct engagement campaign, which provided specific feedback regarding the compensation program, which the Board incorporated in their assessment of the appropriate compensation program for our Interim CEO (and would have for a permanent CEO, the search is now on hold indefinitely in light of the merger announcement with Rovi).

•
Our former CEO transitioned to non-executive Chairman of the Board effective January 30, 2016, near the end of our Fiscal Year 2016. Upon the termination of our former CEO’s Employment Agreement,pursuant to Section 5(c)(i) of such Agreement, TiVo and Mr. Rogers entered into a Transition Agreement, effective as of November 13, 2015, pursuant to which Mr. Rogers will receive the following compensation and benefits he was entitled to under his existing Employment Agreement:

◦	a cash payment of $2,300,000, which is equal to two times his annual base salary as provided under his Employment Agreement

◦	a further cash payment of $2,300,000, which is equal to two times his target annual cash incentive bonus as provided under his Employment Agreement

◦	a cash payment for FY16 Corporate Bonus achievement of $1,109,334 for attainment of applicable performance criteria as provided under his Employment Agreement

◦	accelerated vesting of all equity and cash-settled awards he held

◦	continued health and welfare coverage for up to 24 months, as provided under his Employment Agreement.

•
The Board engaged Spencer Stuart to assist in the CEO search process. Both external and internal candidates were considered. The Board appointed Naveen Chopra, the Company's current CFO as interim CEO to provide business continuity and ensure financial performance during the selection process. Our interim CEO’s compensation package is designed to compensate Mr. Chopra during the period he serves as interim CEO to further incentivize performance and for retention purposes. The Board acknowledges the significant increase in his responsibility with the expansion of his role as both Interim CEO and CFO and also provides flexibility reflecting the uncertain timeline for identifying a permanent CEO by providing a one-time restricted stock award with a one-year vesting period due to the expected short-term nature of being an interim CEO; maintaining his CFO salary plus supplemental cash payments of $23,000 per month while serving as interim CEO; and severance arrangements appropriate for an interim CEO.

CEO compensation excluding Mr. Rogers' transition-related payments which became due to him in FY16 pursuant to the terms of his previously negotiated and amended employment agreement effective as of September 13, 2012, which was terminated pursuant to the Transition Agreement in FY16, declined by almost 26% from FY15 to FY16. The compensation model we have adopted for Mr. Chopra, presented here as an annual pro forma amount, represents a significant shift from the approach historically used and reflects feedback we received in the course of the stockholder engagement. Although a final decision regarding the Company's CEO position has been placed on hold as a result of the merger announcement, if Mr. Chopra were to serve as Interim CEO throughout FY17 under the current arrangements, CEO compensation as reported in the Summary Compensation Table would decline further, as reflected in the chart above which assumes a cash incentive award at 100% of target.

Transition-Related Payments to Mr. Rogers
In connection with the transition of Mr. Rogers from CEO to non-executive Chairman of the Board, the Board agreed to enter into a Transition Agreement. The Transition Agreement ensured leadership continuity through the end of Mr. Rogers’ service. By entering into the Transition Agreement, Mr. Rogers' Employment Agreement was terminated and Mr. Rogers agreed to serve as CEO through January 30, 2016, after which the Board agreed to elect him as non-executive Chairman of the Board. In connection with the termination of his Employment Agreement, Mr. Rogers became entitled to the separation benefits specified in his Employment Agreement. Furthermore, consistent with the Company's Corporate Governance Guidelines, Mr. Rogers shall serve as Chairman of the Board for a term commencing upon his election by the Board and ending on the nearest regularly scheduled meeting of the Board preceding the annual meeting of the stockholders of the Company.

Strong Company Performance in Fiscal Year 2016
FY16 marked the fifth consecutive year of strong performance for TiVo. We experienced improved performance as a company on several fronts that factored into the Committee’s determinations regarding overall cash and equity incentive compensation for the year. However, the named executive officers did not accomplish all performance goals established for them, and any unmet goals were reflected in their FY16 compensation.
The most significant factors demonstrating our strong FY16 performance were the following:

$ in Millions	FY14		FY15		FY16
	Target	Actual	Target	Actual	Target	Actual
Adjusted EBITDA ($M)*	$4	$159.6	$108	$109	$119	$117.4
Service and Software & Tech Revs. ($M)*	$270	$262	$359	$352	$390	$391.5
Former CEO Annual Bonus (% of Target)**		119.7%		93.5%		96.5%
Total Subscription Net Additions (M)		1.1		1.3		1.3
* For compensation purposes, as previously disclosed in the CD&A in TiVo's proxy statements to stockholders for each year, actual Service and Software & Technology Revenues was adjusted in FY14 for litigation proceeds recognized as Service and Software & Technology Revenues. Excluding litigation proceeds, the Company's FY14 Adjusted EBITDA was $51.5M. FY16 actual Service and Software & Technology Revenues was adjusted to exclude over-performance of royalty pass through revenues for bonus purposes. Otherwise, the inclusion of these pass through revenues would have resulted in higher bonus payouts for the Service and Software & Technology revenue goal due to an accounting revenue treatment method and not from a transaction that would increase the Company's profitability. FY16 Adjusted EBITDA was adjusted to exclude Samsung litigation expense to conform to Target Adjusted EBITDA calculation.

** Information pertains to Mr. Rogers, who served as our Chief Executive Officer until January 30, 2016.

Stockholder Engagement - Response to 2015 Say-on-Pay Vote

Stockholder outreach is an integral part of our business practices, as stockholders provide feedback on a variety of topics, including our operations, governance, and compensation. Members of our executive management team and in some cases with the Lead Independent Director, talk to and receive feedback from our investors through continual conversations and outreach. In 2014 we sought input from our 25 largest investors (representing approximately 70% of our outstanding shares) and in 2015 we continued that effort, meeting with our institutional shareholders, collectively representing over 50% of our outstanding equity. Our goal in engagement is to ensure that we understand and address, our investors’ concerns and considerations in connection with our corporate governance and compensation policies. We presented investor feedback to our Board of Directors (the “Board”) and our Board’s Compensation Committee (the “Committee”) to ensure our investors’ views are understood and incorporated into the formulation of future governance and compensation decisions.

At our 2015 Annual Meeting, only 40% of votes cast supported our non-binding proposal on executive officer compensation. This outcome emphasized to the Board that change was needed, as it signaled a gap in the perspectives of the Board and stockholders on the most effective approach to this issue. Because our annual meeting was in July 2015 and the Board made forward-looking executive compensation decisions in March 2015, much of the compensation program that is discussed in this Compensation Discussion and Analysis reflects decisions that were made before stockholder feedback was obtained and before the 2015 Annual Meeting.

In response to the stockholder vote and after obtaining stockholder feedback, we have been engaging in renewed shareholder outreach to provide the Board with necessary insight to better align Board action and stockholder sentiment. Based on those discussions, the Board was able to develop a clear understanding of stockholder views and take appropriate actions as described below:

Investor Feedback	Responsive Action
Retain focus on alignment of pay with performance
* 75%/25% performance-based /time-based long-term equity award ratio for our former CEO and a 50%/50% ratio for our other named executive officers (except for our interim CEO, who received a one-time special 1-year grant of time-based restricted shares in connection with his appointment such that his performance-based /time-based ratio was 31%/69%)

Improve diversity of BOD	* Appointed Winifred M. Webb as director effective January 11, 2016
Link pay to objective metrics with explicit ties to performance	* Continue to incorporate separate criteria for short-term cash compensation and long-term equity awards
Discontinue practice of one-time litigation awards	* Awarded no new one-time litigation awards in Fiscal Year 2016 and do not intend to grant special litigation awards in the future
Too much discretion inherent in cash incentive program
•
Paid no discretionary cash incentive compensation to any NEO in FY16
* The Board discussed the advantages and disadvantages of discretion in the compensation program and concluded that it is in the best interests of stockholders to retain the flexibility to appropriately set compensation based on factors that may not be readily predicted when targets are set for the year

Highlights of our Compensation Program
Our discussions with investors confirmed that many of our longstanding practices regarding compensation continue to align with our investors preferred approach. The following table highlights key features of our executive compensation program:

Our Compensation Practices:	Tie Pay to Performance. A significant portion of each executive officer’s target annual compensation is tied to corporate and individual performance.
Conduct Annual Say-on-Pay Vote. Consistent with the outcome of the vote by our shareholders in 2011, the Company determined that it would be appropriate and consistent with our stockholders’ interests to conduct an annual say-on-pay advisory vote.

Grant Performance-Based Long-Term Equity Awards. 75% of annual long-term equity awards for our former CEO and 50% of annual long-term equity awards for our other named executive officers granted in FY15 and FY16 are tied to total shareholder return based performance goals and are forfeited if the performance goals are not achieved during the fourth year of the performance period

Tie Base Salary and Target Awards to Peer Companies.  The base salary and target bonuses applicable to our former CEO and other named executive officers for FY16 were determined with a review of relevant market data, including data from the public filings of the Company’s peer group and from a Radford Executive Survey covering a broad set of high-technology companies.

Tie Performance-Based Awards to Relative Stock Performance. The performance metrics applicable to our performance-based equity awards for our former CEO and other named executive officers for FY15 and FY16 measure TiVo’s total stockholder return relative to the total stockholder return of companies in the Russell 2000 Index.

Institute a Policy to “Clawback” Incentive Compensation.  Since FY14 the Company has maintained a “clawback” policy, which applies to incentive compensation paid to our executive officers and permits the Company to recover compensation in the event of a restatement of the reported financial or operating results of the Company due to material non-compliance with financial reporting requirements.

Maintain Executive Equity Ownership Requirements. Since FY14 the Company has maintained robust stock ownership requirements that apply to our senior executive officers, requiring them to hold a multiple of 1 to 3 times their annual compensation in equity and creating a further link between management and stockholder interests.

Maintain Double-Trigger Arrangements. Our equity plans and executive change of control agreements provide that our executive officers will be entitled to acceleration of their unvested equity awards only in the event of a qualifying termination of employment following a change of control.

Retain an Independent Compensation Consultant. Our independent compensation consultant, Frederic W. Cook & Co., is retained directly by the Committee and performs no other services for the Company.

What We Don’t Do:
No Perquisites. The Company does not provide any perquisites to any named executive officer. The officers participate in our broad-based employee benefit programs on the same basis as all other employees.

No Repricing of Stock Options. Our Amended and Restated 2008 Equity Incentive Awards Plan prohibits the repricing of stock options and stock appreciation rights without prior stockholder approval.

Sunset of Gross-Up. The Company’s policy is to not grant gross-up arrangements with its named executive officers or other employees.  In FY15, the Company eliminated the Internal Revenue Code Section 280G gross-up under our former CEO’s change of control agreement that was originally implemented in 2007, so that it excludes any gross-up related to all future equity awards granted to him after FY15.

No Hedging or Pledging. Our insider trading policy prohibits our named executive officers, employees, and directors from hedging or pledging our shares.

Alignment of Pay with Performance

•Continuing Commitment to Performance-Based Compensation. In FY16, the Committee maintained its emphasis on performance-based compensation for both our former Chief Executive Officer and our other senior executives in connection with the annual equity awards made to our senior executives. From FY15 through FY16, the percentage of our former Chief Executive Officer's annual equity award that is performance-based remained unchanged at 75%. From FY15 through FY16, the percentage of our other named executive officers’ annual equity award that is performance-based remained unchanged at 50% (excluding the one-time special 1-year grant of time-based restricted shares made to our CFO at the time of his appointment as Interim CEO at the end of FY16). These trends reflect the Company’s increasing focus on pay for performance and placing greater emphasis on long-term at-risk pay, in order to create strong alignment with stockholder interests and drive long-term performance and retention.

•Majority of Performance-Based Awards Are Contingent on Multi-Year TSR Performance Compared to Russell 2000 Index. As part of the Company’s commitment to greater use of performance-based compensation, for FY16 the Committee maintained the portion of equity granted with performance-based vesting requirements at 75% for our former Chief Executive Officer and at 50% for our other named executive officers. The performance-based awards become fully earned if TiVo’s total shareholder return (“TSR”) is at least 120% of the cumulative TSR for the Russell 2000 Index over the four year period beginning February 1, 2015. There is an opportunity for early vesting if the performance goal is achieved earlier, during the fourth year of the performance period. The performance metric is a relative performance measure and no shares will vest if the performance metric is not achieved. The Board selected this measure based on the determination that many investors evaluate potential investment in TiVo as part of a strategy focused on building a portfolio of issuers in the Russell 2000 index. This level of performance is difficult to achieve because it is an absolute metric and it measures our performance against a broad based, but disparate, group of companies with different underlying fundamentals. The time-based awards will generally vest in three equal installments on each anniversary of the date of grant. Consistent with the Committee’s pay-for-performance philosophy, the FY16 grants made by the Committee to our executive officers adopted the same 75/25% and 50/50% performance split for our former CEO and named executive officers, respectively, and once again adopted the same stock price performance goal as FY15 (120% of the cumulative TSR for the Russell 2000 Index). The value delivered to our named executive officers from our FY16 restricted stock awards will be directly tied to our relative TSR performance. See discussion under “Equity Compensation-Fiscal Year 2016 Annual Equity Award Program Changes and Annual Grants.”

•Multiyear Performance Measurement Period Included in Performance-Based Vesting Awards in FY16. The Committee recognizes the importance of measuring long-term equity award vesting over a multiyear performance period. Accordingly, the FY16 performance-based criteria is structured such that it will vest only upon achievement of the performance goals at least three years from grant. Our commitment to performance vesting equity awards strengthens the link between our executives’ pay and the Company’s performance and thereby our stockholders’ interests.

•Increasingly Challenging Performance Criteria in FY16 Bonus Plan Goals. In FY16, the Committee substantially increased two targets for the payment of incentive performance-based cash compensation. Specifically, the Committee raised target Service and Software & Technology Revenue from $359M in FY15 to $390M in FY16, and raised target Adjusted EBITDA from $108M in FY15 to $119M in FY16.

Metrics in FY15 included Retail Subscriptions, Key Engineering and Innovation milestones, MSO Strategic, Strategic Evaluations and Capital Allocation Goals. The Committee established these goals to motivate and reward achievement of certain non-financial objectives, focused largely on execution in the Company’s retail and MSO business, signing new distribution deals, and efficient deployment of litigation proceeds earned in prior years (which included both direct R&D investment in the business and returns to shareholders through an expanded repurchase program). Achievement of these objectives was deemed critical to delivering further growth in revenue, income, and shareholder value. There was not a pre-defined formula for determining actual bonuses for all goals to allow Committee discretion in evaluating the overall quality of achievements

Metrics in FY16 included Service and Software & Technology Revenue, Adjusted EBITDA, Subscription Growth and an Individual performance Goal intended to capture factors such as Individual and Team Performance, Key Engineering and Innovation milestones, and Strategic objectives. Achievement of these objectives was deemed critical to delivering further growth in revenue, income, and shareholder value. When making final bonus payout determinations the Committee considered performance against other pre-determined corporate performance measures and individual performance goals in determining each named executive officer’s actual annual incentive award amount. Our Company’s performance remained strong and our former Chief Executive Officer’s achievement of target goals moved from 93.5% achievement in FY15 to 96.5% achievement of his target goals in FY16.

Compensation: Philosophy and Market Practices
2016 Named Executive Officers
The Company's named executive officers for FY16 are:

•	Naveen Chopra, Interim Chief Executive Officer, Chief Financial Officer & Senior Vice President Corporate Development and Strategy;

•	Thomas S. Rogers, Chairman of the Board and, until January 30, 2016, Chief Executive Officer and President;

•	Charles (Dan) Phillips, Senior Vice President, Chief Operating Officer;

•	Jeffrey Klugman, former Executive Vice President, General Manager Products and Revenue (separated effective 3/1/16) ; and

•	Matthew Zinn, Senior Vice President, General Counsel and Chief Privacy Officer.
Goals and Objectives of the Program
Our Committee designs and implements the executive compensation program to:

•	provide competitive compensation tied to measurable strategic and financial results support the Company’s long-term business strategy;

•
use a combination of short-term and long-term incentives tied to Company performance and stockholder value to ensure executives are incented to deliver on short-term goals with a view toward maximizing long-term success; and

•	attract, retain, and motivate our executive team in a competitive industry; and

•	reinforce a sense of ownership, perseverance, and overall entrepreneurial spirit.

The focus on corporate goals deemphasizes individual performance per se (there is some use of individual goals) in order to foster a common purpose, goal and objective. With all of our leaders working together to reach the same objectives within their departments and the firm as a whole, the Committee believes the Company will benefit and, therefore, shareholder value will be maximized.
The Committee has responsibility for establishing and monitoring adherence with the Company's compensation philosophy. The Committee reviews and recommends for approval by the Company's Board all compensation, both cash and equity, to be paid to our Chief Executive Officer and reviews and approves all compensation, both cash and equity, to be paid to our other named executive officers. The Committee is tasked with ensuring that the total compensation paid to its named executive officers is fair as well as competitive.
Use of Independent Compensation Consultant
The Committee leverages external expert advice from an Independent Compensation Consultant to assist it in fulfilling its responsibilities. The Committee directly engaged Frederic W. Cook & Co. (“FW Cook”), an independent consulting firm providing executive compensation advisory services, to review and provide recommendations on all components of the Company’s executive compensation program. FW Cook performs services solely on behalf of the Committee and has no relationship with the Company or management except as it relates to performing those services. FW Cook assists the Committee in defining the peer companies used for evaluating our executive compensation levels and practices.
The Committee is satisfied with the qualifications, performance and independence of FW Cook. TiVo pays the cost for FW Cook’s services. After review and consultation with FW Cook, the Committee determined that FW Cook is independent and there is no conflict of interest resulting from retaining FW Cook currently or during the year ended January 31, 2016. In reaching these conclusions, the Committee considered the factors set forth in relevant SEC rules and NASDAQ listing standards.

Comparison to Market Practices
During the process of compensation setting, FW Cook and the Committee reviewed relevant market data, including data from the public filings of the Company’s select peer groups and from a Radford Executive Survey covering a broad set of high-technology companies.
In making compensation decisions, the Committee compares each element of total compensation against a select peer group of publicly-traded media and technology companies, which is reviewed and approved by the Committee.
Fiscal Year 2016 Peer Group
For FY16, our peer group included 18 technology and media companies within a reasonable size range of the Company based on revenues and market capitalization. Although other bases for peer group selection were considered, the Committee believes market capitalization best reflects the value of TiVo’s business because it reflects the market’s value of both TiVo’s advanced television business and its intellectual property (the latter of which may not be captured in comparisons based solely on annual revenue) and also reflects the competitive environment in which TiVo operates and competes for talent. The following represents the select peer group of technology and media companies used for FY16:

comScore, Inc.	LIN Media, Inc. (1)	Shutterfly, Inc.
Conversant, Inc. (1)	The Madison Square Garden	Sinclair Broadcast Group, Inc.
Digital River, Inc. (1)	Pandora Media, Inc.	Synchronoss Technologies.
Dolby Laboratories, Inc.	RealD (1)	WebMD Health Corp.
DreamWorks Animation SKG	Rovi Corporation	Yelp Inc.
Imax Corporation	SeaChange International, Inc.	Zynga, Inc.
(1) Peer acquired prior to January 31, 2016.
The companies in the peer group for Fiscal Year 2016 had the following profile:

		Peer Group
($ Millions)	TiVo	25th	Median	75th
Market Capitalization (1)	$1,447	$1,348	$1,840	$2,864
Revenues (2)	$451	$376	$589	$863

(1) 12-month average as of January 31, 2015
(2) Latest available four quarters as of January 31, 2015
At the beginning of our fiscal year when salary, target bonus and equity award decisions were made, TiVo ranked below the median of the peer group in terms of both market capitalization and total revenue. We believe that it is important to include in our peer group our perceived primary competitors for engineering and executive talent as well as across different software, hardware, services and media industries, rather than only selecting peer companies on the basis of standardized industry classifications or a more narrow market capitalization band. The Committee believes it is appropriate to evaluate executive pay practices beyond our GICS industry because there are only a very select few companies that match our unique mix of software and hardware development, media, and intellectual property.
Fiscal Year 2017 Peer Group
In response to stockholder feedback during the fourth quarter of FY16, the Committee directed to its independent consultant to evaluate the peer group for ongoing appropriateness in market comparisons of executive compensation. FW Cook completed a detailed review of the peer group, taking into consideration the size of each company (based on revenues and market capitalization similar to the Company’s), industry (focused on other consumer facing technology businesses), and location (focused on the San Francisco Bay Area and other major metropolitan markets).
Following this review, based on FW Cook’s recommendations, the Committee approved changes to the peer group to reposition TiVo near the median by revenue and market capitalization. The following 17-company peer group will be used in determining FY17 compensation for our named executive officers. There is limited overlap in the FY17 and FY16 peer group because 1) four of the old peers were acquired and 2) companies with lower revenues and market capitalization values were added in place of companies with greater revenues and market capitalization values in order to move TiVo close to the peer group median.

Avid Technology, Inc.	Gigamon Inc.	Rovi Corporation
BroadSoft, Inc.	Glu Mobile, Inc.	SeaChange International, Inc.
Cornerstone OnDemand, Inc.	Harmonic Inc.	ShoreTel, Inc.
Dolby Laboratories, Inc.	Netgear Inc.	Synchronoss Technologies, Inc.
DTS Inc.	Plantronics, Inc.	ViaSat Inc.
Fair Isaac Corporation	Polycom, Inc.
The companies in the peer group for Fiscal Year 2017 have the following profile:

		Peer Group
($ Millions)	TiVo	25th	Median	75th
Market Capitalization (1)	$944	$529	$1,134	$1,874
Revenues (2)	$490	$279	$506	$913

(1) 12-month average as of January 31, 2016
(2) Latest available four quarters as of January 31, 2016
Role of Executive Officers in Compensation Decisions
The Committee makes all recommendations to the Board regarding salary, bonus, and equity awards for the Chief Executive Officer and reviews and approves salary, bonus, and equity awards for all other executive officers of the Company, including the named executive officers. The Chief Executive Officer and the Vice President of Human Resource annually review the performance of each named executive officer (other than the Chief Executive Officer, whose performance the Committee and the Board review) with the Committee. The conclusions reached and recommendations made based on these reviews, including with respect to salary adjustments and annual cash incentive and equity award amounts, are presented to the Committee. Following the presentation of such conclusions and recommendations, the Committee has discretion to modify salary, bonus, and equity awards with regard to the named executive officers other than with respect to the Chief Executive Officer, for whom the Board retains such discretion.

Discussion of Compensation Program Components
The components of compensation for named executive officers are:
•base salary;
•cash incentive compensation in the form of annual performance bonus;
•equity compensation;
•post-termination severance payments in connection with limited events; and
•benefit plan participation at the same levels provide to employees generally.
Base Salary Compensation
We provide our named executive officers and other employees with competitive base salaries to compensate them for services rendered during the fiscal year. The Committee has adopted a general approach of compensating the Company’s named executive officers with base salaries reflective of individual role, experience, and performance. The Committee’s foregoing approach reflects consideration of the Company’s stockholders’ interests in paying what is necessary, but not significantly more than necessary, to remain competitive with salaries offered by companies targeting the same pool of talented employees.
Base salary levels are typically reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. The Committee reviews competitive salary levels within our peer group, but does not target salaries for our named executive officers at a specific position versus market. For FY16, effective May 1, 2015, each named executive officer received the Company-wide budgeted salary increase of 2%, except our former Chief Executive Officer, Mr. Rogers, who did not receive a salary increase.

	FY15 Salary	FY16 Salary	Increase
Chopra, N.	$450,000	$459,000	2%
Rogers, T.	$1,150,000	$1,150,000	0%
Klugman, J.	$459,000	$468,180	2%
Phillips, D.	$459,000	$468,180	2%
Zinn, M.	$459,000	$468,180	2%
Cash Incentive Compensation - Our Annual Performance Bonus Plan
Each year the Committee approves a cash incentive compensation plan to motivate and reward performance by our named executive officers and other executives. The Board sets the incentive bonus opportunity for individuals to reflect the executive’s level within the Company for the current fiscal year (e.g., Senior Vice President or Vice President). Our named executive officers’ FY16 target incentive opportunities remained at the same levels as FY15 for Messrs. Rogers, Klugman, Phillips, and Zinn (each, 100% of salary). While keeping Mr. Chopra's overall bonus opportunity the same from FY15 to FY16, the Committee responded to stockholder feedback to simplify CFO bonus structure and eliminated the numerous milestone opportunities from his bonus plan. The Committee changed Mr. Chopra's bonus opportunity from 50% in FY15 to 100% of his base salary in FY16 to be consistent with other named executive officer bonus structures. To offset this increase in bonus opportunity, the Committee reduced the number of separate milestone bonus opportunities such that the effective bonus opportunity target remained the same or lower than in prior years. Detailed discussion of executives’ performance goals is presented below.
Under the FY16 bonus plan, no bonuses were payable unless the Company achieved at least 6.0 million cumulative subscriptions, which represented a 24% increase from the approximately 5.5 million cumulative subscriptions the Company had achieved by the end of FY15 and a 62% increase from the approximately 4.2 million cumulative subscriptions the Company had achieved by the end of FY14. The Company obtained 6.8 million cumulative subscriptions and thus each named executive officer was eligible for his maximum respective award. However, when making final payout determinations the Committee also considered performance against other pre-determined corporate performance measures and individual performance goals in determining each named executive officer’s actual annual incentive award amount. This process was intended to permit the entire amount of the annual incentive award to be considered performance-based and tax deductible under Section 162(m) of the Internal Revenue Code.
Our FY16 target Adjusted EBITDA goal of $119M, which the Company missed by approximately $1.6M, represented a 10% increase from the prior year's operating plan. Our target Service and Software & Technology Revenues goal of $390M, which the Company exceeded by about $1.5M, represented a 9% increase from FY15’s target of $359M. While the Company did not provide annual financial guidance to stockholders for FY16, we did set rigorous performance bonus targets for our named executive officers that were the same or exceeded the Company’s internal budgets (which we did not achieve in all areas, such as our Adjusted EBITDA target below).
Further, final bonus determinations were also based on the Committee’s assessment of performance in critical strategic performance areas as described below. The mix of goals approved by the Committee is intended to balance achievement of near term financial results with product development milestones that will support future growth. We use both goals with pre-defined targets and others with discretionary evaluation so that the Committee can reward meeting and exceeding our targets, while also considering the quality of our results and other factors that may be deemed relevant at the end of the year. For example, the Committee has and continues to evaluate alignment of incentives in the compensation program with the Board-approved strategy plan.
Cash Incentive Compensation - Former Chief Executive Officer
Our former Chief Executive Officer’s performance goals comprised a variety of performance measures that the Committee determined collectively would reflect the Company’s overall performance. The former Chief Executive Officer’s target bonus comprised the same performance goals as the Company’s other named executive officers, though weighted differently to reflect his overall responsibility for the Company. The relative weight of each of our former Chief Executive Officer’s annual cash incentive bonus opportunity factors is listed in in the following table. The goals consisted of specific financial and operational targets consistent with the Company’s internal budgets (such as Service and Software & Technology Revenue, Adjusted EBITDA and Subscription (Retail and MSO) goals) and a discretionary goal related to the Individual and Company’s performance with factors such as performance of individual and team goals, driving internal engineering and product innovation, strategic goals focused on the Company’s MSO customer relationships, M&A opportunities, and new businesses as well as the development and successful launch of new retail product. The discretionary goal was assessed by the Committee in its review of overall performance factors when determining actual bonus amounts, including factors not anticipated at the beginning of the year. While the exact targets for certain objectives are not disclosed because the Company considers each of these individual targets to be confidential, competitively harmful if disclosed, the following is a description of the nature of each goal and our former Chief Executive Officer’s achievement of them:

Goals	Threshold (0.5X)	Target (1.0X)	Maximum (2.0X)	Achievement (% of Target)
Service and Software &Technology Revenues	$363M	$390M	$417M	106(1)
Adjusted EBITDA*	$111M	$119M	$127M	90(2)
Retail (net adds in thousands)	—	5	11	200(3)
MSO - US and Canada (subs in thousands)	1,360	1,510	1,660	136
MSO - International (subs in thousands)	3,500	3,888	4,275	156
Discretionary	Based on Compensation Committee Evaluation			0(4)
Engineering Upside Goals	Corporate AEBITDA achievement of Threshold or better AND 4 out of 8 Engineering & Innovation goals at Target or better			—
* Adjusted EBITDA is a non-GAAP metric and is defined as income before interest expense, provision for income taxes and depreciation, amortization, and stock-based compensation expense, as adjusted for certain items, including acquisition related charges for retention earn-outs payable to former shareholders of acquired businesses and changes in fair value of acquired business' performance related earn-outs; transition and restructuring charges; pre-tax, stock-based compensation; certain litigation expenses associated with litigation matters (whether or not initiated by us) which have the potential to result in revenue generation and litigation proceeds attributable to past damage awards, but including litigation proceeds recognized as technology licensing revenue. For FY16, adjustments were made to actual Service and Software & Technology Revenues to exclude over-performance of royalty pass through revenues and FY16 actual Adjusted EBITDA was adjusted to exclude litigation expenses related to Samsung Electronics, Inc.

(1)	FY16 Corp Bonus Plan Service and Software & Technology Revenues = ($396M less over-performance on royalty pass through revenues) = $391.5M

(2)	FY16 Corp Bonus Plan Adjusted EBITDA = ($116.5 plus adjustment for exclusion of Samsung litigation expenses) = $117.4M

(3)	FY16 Corp Bonus Plan Retail (net add subscriptions, in thousands) = 27

(4)	FY16 Corp Bonus Plan Discretionary goal = 0% as determined by the Compensation Committee
(5) FY16 Engineering Upsides Goal Payout is dependent upon achievement of the following: Corporate AEBITDA goal achieves Threshold or better AND other specified Engineering and Innovation goals achieve Target or better. For FY16 there was no payout as this criteria was not met in regards to the Engineering and Innovation goals
We achieved strong over-performance for several pre-established goals in FY16, such as Service and Software & Technology Revenue and Retail and MSO Subscriptions. Our former Chief Executive Officer, along with other Named Executives as discussed below, was eligible for an additional 5.0% milestone bonus payment for achievement of additional specified engineering upside objectives, which were not achieved resulting in no added compensation.
Year over year, the Committee continues to focus on the rigor of its performance goals to support its pay-for-performance compensation philosophy. In FY16, while our former Chief Executive Officer’s performance remained strong relative to our internal operating plan, performance relative to the goals set for FY16 was slightly higher than the degree of performance of the previous year’s results, which positively affected our former Chief Executive Officer’s (and other named executive officers’) FY16 compensation. The achievement of certain performance goals above target were reflected in a 3% increase in our former Chief Executive Officer’s bonus achievement, from 93.5% of his target bonus in FY15 to 96.5% of his target bonus in FY16, and a corresponding $34,133 (3% of his base salary or 3.2% of his FY15 actual performance bonus) increase in our former Chief Executive Officer’s cash incentive compensation in FY16 relative to FY15.
Cash Incentive Compensation - Other Named Executive Officers (including Interim Chief Executive Officer)
The other named executive officers’ FY16 performance awards were based on the same Company-wide goals as our former Chief Executive Officer’s awards, albeit weighted differently per executive and supplemented by individual performance goals, in each case as the Committee believed would best benefit the Company and its shareholders. Again, for each individual the Committee used negative discretion in determining goal achievement. Additionally, individuals who had a discretionary goal component of their individual plan (Chopra, Klugman, Phillips, and Zinn) were awarded 0% by the Compensation Committee. The Committee selected the corporate performance, engineering, and individual goals for the Company’s named executive officers because the Committee determined they are important indicators of furthering the Company’s strategic objectives and translating its objectives into increased stockholder value. In keeping with its past practices, the Committee established objectives at levels which the Board believed required significant performance by executives, were not easily achieved, but if achieved would be the best indicator of stockholder value creation. The Committee and the Board established and weighted each named executive officer’s performance goals based on the objectives the Board determined would most effectively measure the contribution of each named executive officer to the overall performance of the Company. Thus, while we do not use individual goals in most cases, the Committee believes this construct best captures:

•	individual leadership excellence while still preserving departmental overall objectives;

•	fosters commonality within each department of a shared goal; and

•	discourages individual grand standing and enhances team effort.
The Board retains the discretion to exclude the effects of extraordinary, unusual or infrequently occurring events, changes in accounting principles or significant changes in the Company’s strategic plan during the fiscal year. The relative goal weighting and achievement data for each named executive officer is presented below:

	Rogers, T.		Chopra, N.		Klugman, J.		Phillips, D.		Zinn, M.
Goals	Weight (%)	Actual (%)	Weight (%)	Actual (%)	Weight (%)	Actual (%)	Weight (%)	Actual (%)	Weight (%)	Actual (%)
Service and Software & Tech Revenues	25.0	26.4	15.00	15.8	25.0	26.4	25.0	26.4	25.0	26.4
Adjusted EBITDA	15.0	13.5	15.00	13.5	15.0	13.5	15.0	13.5	15.0	13.5
Retail	10.0	20.0	10.0	20.0	10.0	20.0	10.0	20.0	10.0	20.0
MSO - US and Canada	12.5	17.0	10.00	13.6	12.5	17.0	12.5	17.0	12.5	17.0
MSO - International	12.5	19.5	10.00	15.60	12.5	19.5	12.5	19.5	12.5	19.5
Discretionary	25.0	—	—	—	25.0	—	25.0	—	25.0	—
Engineering Upsides	5.0	—	5.0	—	5.0	—	5.0	—	5.0	—
Total	105.0	96.5	65.0	78.6	105.0	96.5	105.0	96.5	105.0	96.5
Total Payout ($)	$1,109,334		$639,074 (1)		$449,465		$449,465		$474,535 (1)
(1) Including payments attributable to individual performance goals, as discussed below.

Individual Performance Goals & Achievement
Naveen Chopra, Chief Financial Officer. Sixty percent (60%) of Mr. Chopra’s bonus opportunity was based on Company-wide goals; the remaining amount was based on individual goals in the form of milestone opportunities, mostly relating to new distribution deals. Mr. Chopra’s individual goals pertained to corporate and business development areas that he manages, including, domestic and international distribution deals with qualifying operators, acquisitions, and strategic financing transactions. Related to these goals, Mr. Chopra received a payout of approximately $280K based on his milestone opportunities for securing distribution deals in addition to $359K for attainment of Company-wide goals. Mr. Chopra’s total bonus in FY16 was an increase from his FY15 total bonus of $596,113 largely due to his increased bonus target incentive of 100% of base salary for FY16 from 50% in FY15.
Matthew Zinn, SVP, General Counsel, Corporate Secretary and Chief Privacy Officer. Mr. Zinn’s individual goal payout of $25,000 was the result of a rollover goal from prior years for additional AT&T payments made to the Company in Fiscal Year 2016, above contractual minimums that could not be determined when the agreement was originally executed in 2012.

Equity Compensation
The Company provides its named executive officers and other employees with equity award grants as core elements of an employee’s total compensation opportunity. Multi-year vesting schedules and performance-based vesting requirements support the Committee’s emphasis on tying compensation to long-term, sustainable growth in shareholder value. The Committee typically targets an individual’s opportunity to earn compensation through equity awards at the peer group median.
We typically make annual awards of performance-based and service-based restricted stock, to our named executive officers, executives, and other continuing employees on an annual basis in the spring. The Committee’s intent in making these awards is to meaningfully address near and longer term retention of named executive officers and better align the interests of the Company’s named executive officers with long-term stockholder value creation. With respect to equity compensation, the Committee also typically evaluates internal pay fairness between the Company’s senior executive team to motivate and incentivize performance across the senior executive team while also encouraging collaboration and a shared responsibility for executing on the Company’s strategic plan. We also typically make awards of restricted stock to certain newly hired or promoted executives. Additionally, at other times during the year, we may periodically make grants to certain continuing employees for incentive or retention purposes. Newly hired or promoted executives and employees receive their equity awards typically on the 7th or 21st of the month following the later of their start date (for newly hired employees) or approval of the grant by the CEO for non-executive employees, by the Committee for executive-level employees other than the CEO, and by the Board for the CEO. Options are awarded at the NASDAQ’s closing price of our common stock on the date of grant.
Fiscal Year 2016 Annual Equity Award Program Changes and Annual Equity Grants
In FY16, the Committee maintained its emphasis on performance-based compensation for both our former Chief Executive Officer and our other senior executives in connection with the annual equity awards made to our senior executives. The Committee granted the FY16 restricted stock awards in April 2015 as shown in the table below. As of our fiscal year end, we reviewed the performance-based awards granted in April 2015 and determined that performance to date indicated a decreased probability that the performance metric would be achieved by the end of the performance period. As a result, the intrinsic value of the aggregate of service-based and performance-based awards was 18% of the initial grant value for the former CEO and 36% of the initial grant value for the other named executive officers, respectively.

					At Fiscal Year End (4)
	FY16 Restricted Stock Award (1)	Performance-Based Component (2)	Time-Based Component (3)	Grant Date Fair Value	Intrinsic Value	Percent of Grant Value
	(Shares)	(%)	(%)	($)	($)	(%)
Rogers, T.	600,000	75	25	6,666,000	1,197,000	18
Chopra, N. (5)	150,000	50	50	1,666,500	598,500	36
Klugman, J.	120,000	50	50	1,333,200	478,800	36
Phillips, D.	120,000	50	50	1,333,200	478,800	36
Zinn, M.	120,000	50	50	1,333,200	478,800	36

(1)
The Committee awarded each named executive officer (other than the former Chief Executive Officer) restricted stock awards with grant values between the 50th and greater-than 75th (in the case of Messrs. Chopra and Zinn) percentile of the Company’s peer group; share numbers were fixed pursuant to letter agreements with each executive. Each year’s grant included a mix of time-vesting and service-vesting awards.

(2)
The performance metric provides for 100% vesting over 4 years beginning February 1, 2015, based on our relative TSR versus the Russell 2000 index. To earn the full award, our TSR must exceed 120% of the index return. The awards may, however, vest during the fourth year of the performance period if the out-performance goal is achieved earlier (the starting measurement point does not change). Vesting is also contingent on continued employment through the applicable vesting date.

(3)
Subject to continued service with the Company, these awards vest in equal annual installments over 3 years . The Committee has no plans to grant any time-based equity grants beyond FY16 that deviate from the Company’s standard 3-year vesting schedule with the exception of the one-time special grant to Mr. Chopra in connection with his appointment as interim Chief Executive Officer (see below).

(4)
Reflects intrinsic value of unvested time-based restricted shares as of January 31, 2016. The performance-based restricted shares were tracking below threshold as of January 31, 2016 (TiVo’s TSR during the performance period was -26.1% versus -12.3% for the Russell 2000 Index).

(5)	Comprising a grant of 150,000 restricted shares (50% time-based and 50% performance-based) granted in the Company’s ordinary course of business.

(6)
The above table does not reflect a January 30, 2016 one-time special award of 93,984 restricted shares with a grant date fair market value of $750,000 (to vest fully in one year) in connection with Mr. Chopra’s appointment as interim Chief Executive Officer and increased responsibilities effective as of January 30, 2016. The shorter vesting period is due to the short-term nature of being an interim Chief Executive Officer.

Events Occurring After Fiscal Year End
Effective as of February 1, 2016, pursuant to Mr. Rogers’ Transition Agreement, the Board of Directors appointed Mr. Rogers as non-executive Chairman of the Board. Consistent with the Company's Corporate Governance Guidelines, Mr. Rogers shall serve for a term commencing upon his election by the Board and ending on the nearest regularly scheduled meeting of the Board preceding the annual meeting of the stockholders of the Company.
Effective as of March 1, 2016, Jeff Klugman separated from the Company. The Company entered into a separation agreement with Mr. Klugman, pursuant to which Mr. Klugman received or will receive the following compensation and benefits: (i) a lump sum payment of $468,180 and reimbursement for continued health benefit coverage from March 1, 2016 to February 28, 2017 (the "Transition Period"); (ii) a payment equal to actual bonus achievement of his FY16 bonus at the time we pay such bonuses in our normal course of business; and (iii) continued vesting and exercisability of Mr. Klugman's time-based restricted stock awards through April 1, 2016 and accelerated vesting of Mr. Klugman's time-based restricted stock award that would otherwise vest in April 2017. Mr. Klugman has agreed not to solicit our employees for 12 months after his separation date and to release any claims he may have against the Company. In addition, Mr. Klugman forfeited 115,000 performance shares that remained outstanding as of the date of his separation.
On March 1, 2016, related to the CEO transition and in efforts to provide business continuity and ensure financial performance during the selection process as well as for retention purposes, we entered into employment agreements with each of Messrs. Phillips and Zinn. Pursuant to the agreements, in the event the Company terminates either executive's employment other than for "cause," or such executive terminates his employment for "good reason" (each term as defined in the employment agreements) on or prior to March 1, 2017, such executive will receive the following compensation and benefits: (i) a lump-sum payment equal to 1.25 times such executive's annual salary; (ii) fifteen months' continued benefits coverage; and (iii) acceleration of unvested time-based equity awards that would have vested by their terms through April 2017 (but for such executive's separation from service). In the event of a change of control of the Company, Messrs. Phillips and Zinn would receive the greater of either the benefits they would be eligible for under their existing Senior Vice President Change of Control Agreement or the benefits under their employment agreements described in this paragraph.
Severance and Change of Control Payments
Each of the Company’s named executive officers has executed a change of control severance agreement with us as discussed in this proxy under the section “Employment, Severance and Change of Control Agreements”. The Board determined to provide these change of control severance agreements in order to mitigate some of the risk that exists for executives working in a small technology company. These arrangements are intended to attract and retain qualified executives that have alternatives that may appear to them to be less risky absent these arrangements, and to mitigate any potential disincentive to consideration and execution of any acquisition, particularly where the services of these executives may not be required by the acquirer.
Transition Agreement with Mr. Rogers. We entered into a Transition Agreement with Mr. Rogers effective November 13, 2015 (the “Transition Agreement”). Pursuant to the Transition Agreement, Mr. Rogers received the separation benefits which he was entitled to in connection with the termination of his Employment Agreement, including (i) a cash payment of $2,300,000, which is equal to two times his annual base salary as provided under his employment agreement, (ii) a further cash amount equal to $2,300,000, (iii) a pro-rated bonus upon attainment of applicable performance criteria as provided under Mr. Rogers’s employment agreement, (iv) accelerated vesting of all equity awards held by Mr. Rogers, and (v) continued health and welfare coverage for up to 24 months, as provided under his employment agreement. Mr. Rogers has agreed not to solicit our employees for 18 months after his resignation date and to release any claims he may have against the Company.
Employment Agreement with Mr. Chopra. We entered into an employment agreement with Mr. Chopra, effective January 30, 2016, in connection with his appointment as interim Chief Executive Officer. Pursuant to his employment agreement, in connection with his continuing role as chief financial officer and Senior Vice President, Corporate Development and Strategy, Mr. Chopra is entitled to: (i) base salary of $459,000, (ii) an annual performance bonus up to 100% of Mr. Chopra’s base salary, and (iii) a one-time annual time-based vesting stock award of no fewer than 75,000 shares. In addition, during the period that Mr. Chopra serves as the Company’s interim chief executive officer, he is entitled to receive: (i) a one-time $750,000 restricted stock award grant that will vest in full on the one-year anniversary of the grant date (due to the short-term nature of the interim role) and (ii) supplemental cash payments of $23,000 per month while serving as interim CEO. Mr. Chopra’s interim employment agreement also provides that in the event his employment is terminated by the Company other than for “cause” or Mr. Chopra terminates his employment for “good reason” (as such terms are defined under the interim employment agreement) and notice of such termination occurs by the later of (a) January 1, 2017 and (b) 60 days following the date the Company appoints someone other than Mr. Chopra as non-interim CEO, then Mr. Chopra will be entitled to receive the following benefits, provided that such termination does not constitute a “payment termination” as defined under Mr. Chopra’s Change of Control Terms and Conditions Agreement: (i) two times his annual base salary, (ii) 18 months’ continued health and welfare benefits coverage for Mr. Chopra and his eligible dependents and (iii) full acceleration upon termination of the $750,000 restricted stock award described above plus eighteen months’ acceleration of all other unvested, time-based restricted stock awards and restricted stock unit awards.
Anti-Hedging and Anti-Pledging Policies. The Company’s insider trading policy has for many years prohibited the pledging of Company stock as collateral or security by employees, directors, and consultants. In FY14, the Company amended its insider trading policy to further prohibit all employees, directors, and consultants from engaging in any transaction intended to hedge against a drop in the price of the Company’s stock.

Clawbacks: Recovery of Incentive Compensation Policy. In FY14, the Company instituted an incentive compensation “clawback” policy with regard to incentive compensation, including cash performance bonuses and equity grants applicable to TiVo’s executive officers. This policy authorizes TiVo’s board of directors to recoup any cash and equity incentive compensation that the board determines was improperly paid to an executive officer in connection with such executive officer’s improper acts or omissions and such acts or omissions ultimately related to a future restatement of the Company’s financial reports within 3 years, generally.
Executive Ownership Policy. The Company instituted an equity ownership policy effective February 1, 2014 for its senior executives. The policy requires that the Chief Executive Officer and senior executives hold Company stock with a value equal to three times and one times base salary, respectively.

Level	(As a multiple of base salary)
Chief Executive Officer	3x
Other Senior Executives	1x
For purposes of calculating ownership under the policy, we only count actual owned, vested shares, so that the policy requires our senior executives to hold Company stock beyond the service- and performance-based vesting schedules of their equity awards. We do not include unearned or unvested awards in our ownership calculation. The Committee believes this policy is more rigorous than a guideline set at a higher multiple of salary that counts unvested performance or restricted awards or unexercised stock options as ownership since the Committee believes actual owned, vested shares better aligns the interests of management and our stockholders. All of our named executive officers have met and currently exceed these ownership guidelines.
Other Benefits
The named executive officers and other executives are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, and the Company’s 401(k) plan, in each case on the same basis as other employees.

Tax and Accounting Implications
Deductibility of Executive Compensation
Under Section 162(m) of the Internal Revenue Code, we may not receive a federal income tax deduction for compensation that is not performance-based (as defined in the Section 162(m) rules) paid to our Chief Executive Officer and the next three most highly compensated executive officers (other than our Chief Financial Officer) to the extent that any of these persons receives more than $1,000,000 in non-performance-based compensation in any one year. While the Committee considers the deductibility of awards as one factor in determining our executive compensation, it also looks at other factors in making its executive compensation decisions and retains the flexibility to grant awards or pay compensation the Committee determines to be consistent with its goals for TiVo’s executive compensation program, even if the awards are not deductible by us for tax purposes.

With regard to our annual incentive awards, once a predetermined cumulative subscriptions metric is met or exceeded, each named executive officer becomes eligible to receive up to his maximum potential annual incentive award. When making final payout determinations, the Committee may exercise negative discretion to award less than the maximum potential award based on the attainment of the pre-determined corporate performance measures and individual performance goals to determine each named executive officer’s actual annual incentive award amount.

Accounting for Stock-Based Compensation
Beginning on February 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R), which has been codified as FASB Accounting Standards Codification Topic 718 (“ASC Topic 718”). The Company's accounting for stock-based compensation is not a material factor in how we design the Company's executive compensation programs.

COMPENSATION COMMITTEE REPORT

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

The information contained in this section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that we specifically incorporate it by reference into a document under the Securities Act or the Securities Exchange Act.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
William P. Cella (Chair)
Peter D. Aquino
Daniel Moloney

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(i)	(j)
Thomas S. Rogers	FY 2016	$1,322,493	$—	$4,983,000	$1,109,334	$4,600,213	$12,015,040
President and former Chief Executive Officer
(former Principal Executive Officer)	FY 2015	$1,150,000	$—	$7,780,492	$1,075,221	$—	$10,005,713

	FY 2014	$1,150,000	$—	$8,911,275	$1,376,259	$—	$11,437,534

Naveen Chopra	FY 2016	$517,325	$—	$2,135,992	$639,074	$213	$3,292,604
Interim CEO, Chief Financial Officer & Senior Vice President, Corporate Development & Strategy
(Principal Financial Officer)	FY 2015	$431,250	$—	$1,936,729	$596,113	$—	$2,964,092

	FY 2014	$375,000	$3,137	$3,418,605	$1,088,857	$452	$4,886,051

Jeffrey Klugman	FY 2016	$515,314	$—	$1,108,800	$449,465	$213	$2,073,792
Executive Vice President, GM of Products and Revenue
	FY 2015	$456,750	$—	$1,105,380	$450,928	$—	$2,013,058

	FY 2014	$450,000	$75,000	$1,245,105	$579,314	$254	$2,349,673

Charles (Dan) Phillips	FY2016	$529,436	$2,500,000	$1,108,800	$449,465	$213	$4,587,914
Senior Vice President, Chief Operating Officer
	FY2015	$456,750	$—	$1,105,380	$475,889	$—	$2,038,019

	FY2014	$450,000	$500,000	$1,552,500	$580,000	$254	$3,082,754

Matthew Zinn	FY 2016	$513,842	$—	$1,108,800	$474,535	$213	$2,097,390
Senior Vice President, General Counsel, Secretary and Privacy Officer
	FY 2015	$456,750	$—	$1,129,690	$1,510,253	$254	$3,096,947

	FY 2014	$450,000	$—	$1,245,105	$1,636,893	$—	$3,331,998

1)Each of Messrs. Chopra, Klugman, Phillips, and Zinn received a 2% salary increase effective May 1, 2015. FY 2016 amounts are comprised of base salary and a one-time vacation accrual payout as follows:
a.For Mr. Rogers, $1,150,000 in base salary and $172,493 in vacation payout.
b.For Mr. Chopra, $456,750 in base salary and $60,575 in vacation payout.
c.For Mr. Klugman, $465,885 in base salary and $49,429 in vacation payout.
d.For Mr. Phillips, $465,885 in base salary and $63,551 in vacation payout.
e.For Mr. Zinn, $446,760 in base salary and $67,082 in vacation payout.
2)The amounts included in this column represent the grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718, which on April 15, 2015 was $11.11 per share and on January 30, 2016 was $7.98 per share. For each named executive officer, the amounts included in this column comprise (i) shares of restricted stock granted in FY16 and vesting in the next four years upon achievement of a performance metric which provides for 100% vesting beginning after a minimum of three years if TiVo’s TSR is 120% of the cumulative TSR for the Russell 2000 Index, in each case, subject to the named executive officer’s continued employment with the Company through each applicable vesting date (each, a “market-based award”) and (ii) shares of restricted stock granted in FY16 and vesting as to one-third of such grant on each anniversary of such grant (each, a "restricted stock award”). The composition of each named executive officer’s awards under this column (e) is further described in the Grants of Plan-based Awards table below. Additional information with respect to the outstanding market-based awards, restricted stock awards and other stock-based awards is set forth in the Grants of Plan-based Awards and Outstanding Equity Awards at Fiscal Year End tables below. For more information regarding the valuation assumptions used in determining the amounts in this column (e), refer to footnote 12 in our Annual Report on Form 10-K. Note that amounts relating to FY 2015 grants have been updated from our proxy dated May 29, 2015 to represent the grant date fair value in accordance with FASB ASC Topic 718.
3)The amounts included in column (g) are composed entirely of cash bonuses awarded under each fiscal year’s executive incentive bonus plans with respect to performance during those periods. For FY14 and, with regard to Mr. Zinn only, FY15 and FY16, the amounts also include additional incentives tied to, in the case of Mr. Chopra, operator distribution and development deals, mergers and acquisitions, and litigation settlements with operators and, in the case of Mr. Zinn, damages awarded at trial or agreed to in litigation settlements as well as other designated procedural litigation milestones. For additional information regarding these incentives, see above under the heading “Compensation Discussion and Analysis-Cash Incentive Compensation-Other Named Executive Officers.”
4)Column (i) includes a severance payment made to Mr. Rogers of $4.6 million.

Grants of Plan-Based Awards
Name	Type of Award (1)	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)
			Threshold ($)	Target ($)	Maximum ($)	Target (#)
(a)		(b)	(c)	(d)	(e)	(g)	(i)	(j)	(k)	(l)
Thomas S. Rogers	RSA (3)	4/15/2015					150,000			$1,666,500
	PSA (4)	4/15/2015				450,000				$3,316,500
	STI (5)	N/A
Naveen Chopra	RSA (6)	4/15/2015					75,000			$833,250
	PSA (4)	4/15/2015				75,000				$552,750
	RSA (7)	1/30/2016					93,984			$749,992
	STI (5)	N/A
Jeffrey Klugman	RSA (8)	4/15/2015					60,000			$666,600
	PSA (4)	4/15/2015				60,000				$442,200
	STI (5)	N/A
Charles (Dan)Phillips	RSA (6)	4/15/2015					60,000			$666,600
	PSA (4)	4/15/2015				60,000				$442,200
	STI (5)	N/A
Matthew Zinn	RSA (6)	4/15/2015					60,000			$666,600
	PSA (4)	4/15/2015				60,000				$442,200
	STI (5)	N/A

(1)Type of Award:
     RSA        Restricted Stock Award
     PSA        Performance Stock Award
     STI        Short-Term Incentive Plan
(2)The amounts set forth in this column are the full grant date fair value of the awards reported in the previous columns determined pursuant to FAS 123(R). For more information, including assumptions made in calculating the FAS 123(R) value of the awards, refer to footnote 12 in our Annual Report on Form 10-K. Material terms of plan-based awards, including criteria used in determining amounts payable and vesting of awards, are further discussed under “Compensation Discussion and Analysis” above.
(3)This restricted stock award vests in three equal annual installments beginning on 4/15/2016.

(4)This performance stock award vests based upon the achievement of certain market and/or performance-based criteria. As further discussed in the Compensation Discussion and Analysis-Chief Executive Officer Equity Compensation section, the performance metric provides for 100% vesting beginning after a minimum of 3 years if TiVo’s TSR is 120% of the cumulative TSR for the Russell 2000 Index.

(5)These amounts represent the threshold, target, and maximum amounts that could have been earned for FY16 pursuant to the cash incentive bonus awards provided under the Company’s FY16 incentive plan. Actual amounts earned for FY16 are included in column (g) of the Summary Compensation Table above. For additional information regarding plan-based cash incentive awards granted to our named executive officers, see above under the heading “Compensation Discussion and Analysis.”
(6)This restricted stock award vests in three equal annual installments beginning on 4/1/2016.
(7)This restricted stock awards vests in one installment on 1/30/2017.
(8)This restricted stock awards vests in one installment on 3/31/2016.

Outstanding Equity Awards at Fiscal Year-End

		Option Awards (2)					Stock Awards* (3)
	Type of Award (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, or Units or Other Rights That have Not Vested	Equity Incentive Plan Awards:Market or Payout Value of Unearned Shares, Units or Other Rights That have Not Vested
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas S. Rogers	PSA (4)								91,666	$731,495
	PSA (5)								74,250	$592,515
	PSA (5)								240,000	$1,915,200
	PSA (6)								450,000	$3,591,000
	PSA (6)								450,000	$3,591,000
	RSA (7)						100,000	$798,000
	RSA (8)						91,666	$731,495
	RSA (9)						150,000	$1,197,000
	SO	500,000	—		$8.94	3/26/2018
	SO	300,000	—		$6.18	3/21/2017
	SO	683,818	—		$6.18	3/21/2017
	SO	384,640	—		$6.51	7/17/2016
Naveen Chopra	PSA (6)								70,187	$560,092
	PSA (6)								75,000	598,500
	RSA (8)						25,062	$199,995
	RSA (10)						29,166	$232,745
	RSA (11)						75,000	$598,500
	RSA (12)						93,984	$749,992
	SO	42,488	—		$7.49	6/22/2017
	SO	17,835	—		$8.94	3/26/2018
Jeffrey Klugman	PSA (6)								55,187	$440,392
	PSA (6)								60,000	$478,800
	RSA (13)						36,792	$293,600
	RSA (8)						25,062	$199,995
	RSA (14)						60,000	$478,800
	SO	32,211	—		7.49	6/22/2017
	SO	35,889	—		8.94	3/26/2018
	SO	22,551	—		$6.18	3/21/2017
	SO	5,898	—		$7.24	3/29/2016
Charles (Dan) Phillips	PSA (6)								54,000	$430,920
	PSA (6)								60,000	$478,800
	RSA (11)						60,000	$478,800
	SO	60,000	—		$7.49	6/22/2017
	SO	18,563	—		$8.94	3/26/2018
	SO	10,000	—		$6.18	3/21/2017
Matthew Zinn	PSA (6)								55,187	$440,392.26
	PSA (6)								60,000	$478,800
	RSA (13)						36,792	$293,600
	RSA (8)						25,062	$199,995
	RSA (11)						60,000	$478,800
	SO	165,000	—		$7.49	6/23/2017
	SO	44,096	—		$7.49	6/22/2017
	SO	53,929	—		$8.94	3/26/2018
	SO	33,797	—		$6.18	3/21/2017

(1)	Type of Award:
     RSA        Restricted Stock Award
     PSA        Performance Stock Award
     SO        Stock Option

(2)	All options issued before August 6, 2008 have a ten-year contractual term. All options issued after August 6, 2008 have a seven-year contractual term.

(3)
See “Compensation Discussion and Analysis-Executive Compensation Components-Fiscal Year 2016 Annual Equity Award Program Changes and Annual Equity Grants” for a description of our long-term performance-based compensation.

(4)
These stock awards vest based upon the achievement of certain market and/or performance-based criteria, which have been attained; two-thirds have vested and the remaining awards will vest on April 1, 2016.

(5)
This performance stock award vests based upon the achievement of certain market and/or performance-based criteria. As further discussed above under the heading “Compensation Discussion and Analysis-Chief Executive Officer Equity Compensation,” a portion of these performance shares vest upon appreciation of the Company's stock price to $17.89 (for thirty (30) consecutive trading days) on or before January 31, 2018 at which time this portion will convert to a time-based vesting schedule.

(6)
This performance stock award vests based upon the achievement of certain market and/or performance-based criteria. As further discussed above under the heading “Compensation Discussion and Analysis-Chief Executive Officer Equity Compensation,” the performance metric provides for 100% vesting beginning after a minimum of three years if TiVo’s TSR is 120% of the cumulative TSR for the Russell 2000 Index.

(7)	This restricted stock award vests in three equal annual installments beginning on 4/29/2015.

(8)	This restricted stock award vests in three equal annual installments beginning on 4/1/2014.

(9)	This restricted stock award vests in three equal annual installments beginning on 4/15/2016.

(10)	This restricted stock award vests in six equal semi-annual installments beginning on 10/01/2013.

(11)	This restricted stock award vests in three equal annual installments beginning on 4/1/2016.

(12)	This restricted stock awards vests in one installment on 1/30/2017.

(13)	This restricted stock award vests in three equal annual installments beginning on 4/1/2015.

(14)	This restricted stock awards vests in one installment on 3/31/2016.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($) (2)
(a)	(b)	(c)	(d)		(e)
Thomas S. Rogers	1,088,335	7,140,779	947,142	(3)	$9,960,530
Naveen Chopra	—	$—	181,244		$1,804,430
Jeffrey Klugman	—	$—	56,959		$606,478
Charles (Dan) Phillips	—	$—	150,840		$1,493,319
Matthew Zinn	—	$—	56,959		$606,478
1)Value realized on exercise is based on the closing market price of our common stock on the date of exercise less the exercise price, multiplied by the number of shares underlying the exercised options.
2)Value realized on vesting is based on the closing market price of our common stock on the date of vesting, multiplied by the number of shares covered by the award and acquired upon vesting.
3)Value realized on vesting included the value realized for 50,000 cash-settled RSUs which vested on April 3, 2014 at a closing stock price of $13.13 for a total valued realized on vesting of $656,500. There are no corresponding shares included in the "Number of Shares Acquired on Vesting" column for this transaction.

Potential Payments Upon Termination or Change-In-Control

The following table provides potential payments that may be made to each named executive officer upon termination or a change of control as defined and pursuant to individual agreements. The amounts shown in the table below assume that the executive was terminated on January 31, 2015 and that the effective date of the change of control was January 31, 2015, and do not include amounts (if any) in which the named executive officer had already vested as of January 31, 2015. The amounts shown below are hypothetical payments calculated using the assumptions required under applicable regulations, and do not represent actual payments to any named executive officer. The actual compensation to be paid can only be determined at the time of a named executive officer’s termination of employment or upon a change of control, as applicable.

Named Executive Officers	Benefit	Death or Disability		Termination Without Cause or With Good Reason (Without Change in Control)		Termination Without Cause or With Good Reason (With Change in Control)
Thomas S. Rogers (10)	Cash payments	$1,146,849	(1)(A)	$5,678,753	(2)(A)	$5,678,753	(3)(A)
	Medical insurance	$59,446	(1)(B)	$59,446	(2)(B)	$59,446	(3)(B)
	Restricted Stock - Unvested and accelerated	$14,695,404	(1)(C)	$14,695,404	(2)(C)	$14,695,404	(3)(C)
	Extension of exercisability of Stock Options	$1,279,810	(1)(D)	$1,279,810	(2)(D)	$1,279,810	(3)(D)
	Extension of exercisability of Stock Appreciation Rights	$—		$—		$—
	280 G Tax Gross-up payments	$—		$—		$—
Naveen Chopra	Cash payments	$—		$918,000	(5)(A)	$1,377,000	(6)(A)
	Medical insurance	$50,400	(4)(A)	$50,400	(5)(B)	$50,400	(6)(B)
	Stock Option - unvested and accelerated	$—		$—		$—
	Restricted Stock - Unvested and accelerated	$1,807,725	(4)(B)	$1,807,725	(5)(C)	$3,165,818	(6)(C)
Jeffrey Klugman (11)	Cash payments	$—		$—		$1,404,540	(7)(A)
	Medical insurance	$—		$—		$50,400	(7)(A)
	Stock Option - unvested and accelerated	$—		$—		$—
	Restricted Stock - Unvested and accelerated	$—		$—		$1,891,587	(7)(C)
Charles (Dan) Phillips	Cash payments	$—		$—		$1,404,540	(8)(A)
	Medical insurance	$—		$—		$50,400	(8)(B)
	Stock Option - unvested and accelerated	$—		$—		$—
	Restricted Stock - Unvested and accelerated	$—		$—		$1,388,520	(8)(C)
Matthew Zinn	Cash payments	$—		$—		$1,404,540	(9)(A)
	Medical insurance	$—		$—		$50,000	(9)(B)
	Stock Option - unvested and accelerated	$—		$—		$—
	Restricted Stock - Unvested and accelerated	$—		$—		$1,891,593	(9)(C)

(1)Pursuant and subject to Section 5(b) of Mr. Rogers’ employment agreement, in the event that Mr. Rogers’ employment is terminated by reason of death or disability, he is entitled to the following:
(A)Cash payments: Mr. Rogers shall be entitled to a pro-rated portion of his target annual bonus for the fiscal year in which termination occurs (Mr. Rogers worked for 364 days out of 365 days).
(B)Medical Insurance: Mr. Rogers shall be entitled to 24 months of the same medical benefits coverage that Mr. Rogers would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(C)Restricted Stock – Unvested: Amounts represent the closing trading price of the Company’s common stock on January 31, 2016, multiplied by the number of shares subject to accelerated vesting.
(D)Extension of exercisability of Stock Options: Represents the extension of the expiration date of the award from 90 days after the termination of employment to the remainder of the award's contractual life.
(E)Extension of exercisability of Stock Appreciation Rights: Represents the extension of the expiration date of the award from 90 days after the termination of employment to the remainder of the awards contractual life.

(2)Pursuant and subject to Section 5(c) of Mr. Rogers’ employment agreement, in the event that Mr. Rogers’ employment is terminated by the Company other than for Cause or by Mr. Rogers for Good Reason, he is entitled to the following:
(A)Cash payments: Mr. Rogers shall be entitled to two times his annual base salary (two times $1,150,000), two times his target annual bonus in the year of termination (two times $1,150,000) and a pro-rated portion of his annual bonus for the year of termination based upon the actual number of days worked by Mr. Rogers during the fiscal year.
(B)Medical insurance: Mr. Rogers shall be entitled to 24 months of the same medical benefits coverage that Mr. Rogers would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(C)Restricted Stock Units – Unvested: Amounts represent the closing trading price of the Company’s common stock on January 31, 2016, multiplied by the number of shares subject to accelerated vesting.
(D)Extension of exercisability of Stock Options: Represents the extension of the expiration date of the award from 90 days after the termination of employment to the remainder of the awards contractual life.
(E)Extension of exercisability of Stock Appreciation Rights: Represents the extension of the expiration date of the award from 90 days after the termination of employment to the remainder of the awards contractual life.
(3)Pursuant and subject to Section 4(ii) of Mr. Rogers’ change of control agreement, in the event that Mr. Rogers’ employment is terminated by the Company other than for Cause or by Mr. Rogers for Good Reason within the 13-month period immediately following a change in control, he is entitled to the following:
(A)Cash payments: Mr. Rogers shall be entitled to two times his annual base salary (two times $1,150,000), two times his target annual bonus in the year of termination (two times $1,150,000) and a pro-rated portion of his annual bonus for the year of termination based upon the actual number of days worked by Mr. Rogers during the fiscal year.
(B)Medical insurance: Mr. Rogers shall be entitled to 24 months of the same medical benefits coverage that Mr. Rogers would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(C)Restricted Stock Units – Unvested: Amounts represent the closing trading price of the Company’s common stock on January 31, 2016, multiplied by the number of shares subject to accelerated vesting.
(D)Extension of exercisability of Stock Options: Represents the extension of the expiration date of the award from 90 days after the termination of employment to the remainder of the awards contractual life.
(E)Extension of exercisability of Stock Appreciation Rights: Represents the extension of the expiration date of the award from 90 days after the termination of employment to the remainder of the awards contractual life.
(4)Pursuant to Section 5(b) of Mr. Chopra’s employment agreement, in the event that Mr. Chopra’s employment is terminated by reason of death or disability, he is entitled to the following:
(A)Medical insurance: Mr. Chopra shall be entitled to 18 months of the same medical benefits coverage that Mr. Chopra would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(B)Restricted Stock – Unvested: Amounts represent the accelerated vesting of Mr. Chopra’s unvested time-based restricted stock awards and restricted stock units by eighteen (18) months upon termination.
(5)Pursuant to Section 5(c) of Mr. Chopra’s employment agreement, in the event that Mr. Chopra’s employment is terminated by the Company other than for Cause or by Mr. Chopra for Good Reason, he is entitled to the following:
(A)Cash payments: Mr. Chopra shall be entitled to two times his annual base salary (two times $459,000).

(B)Medical insurance: Mr. Chopra shall be entitled to 18 months of the same medical benefits coverage that Mr. Chopra would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(C)Restricted Stock – Unvested: Amounts represent the accelerated vesting of Mr. Chopra's unvested time-based restricted stock awards and restricted stock units by eighteen (18) months upon termination.
(6)Pursuant and subject to Section 4(ii) of Mr. Chopra’s change of control agreement, in the event that Mr. Chopra’s employment is terminated by the Company other than for Cause or by Mr. Chopra for Good Reason within the 13-month period immediately following a change in control, he is entitled to the following:
(A)Cash payments: Mr. Chopra shall be entitled to 150% of his bonus target (1.5 times $459,000), and 150% of his base salary (1.5 times $459,000).
(B)Medical insurance: Mr. Chopra shall be entitled to 18 months of the same medical benefits coverage that Mr. Chopra would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(C)Restricted Stock – Unvested: Amounts represent the closing trading price of the Company’s common stock on January 31, 2016, multiplied by the number of shares subject to accelerated vesting.
(7)Pursuant and subject to Section 4(ii) of Mr. Klugman’s change of control agreement, in the event that Mr. Klugman’s employment is terminated by the Company other than for Cause or by Mr. Klugman for Good Reason within the 13-month period immediately following a change in control, he is entitled to the following:
(A)Cash payments: Mr. Klugman shall be entitled to 150% of his bonus target (1.5 times $468,180), and 150% of his base salary (1.5 times $468,180).
(B)Medical insurance: Mr. Klugman shall be entitled to 18 months of the same medical benefits coverage that Mr. Klugman would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(C)Restricted Stock – Unvested: Amounts represent the closing trading price of the Company’s common stock on January 31, 2016, multiplied by the number of shares subject to accelerated vesting.
(8)Pursuant and subject to Section 4(ii) of Mr. Phillips change of control agreement, in the event that Mr. Phillips’ employment is terminated by the Company other than for Cause or by Mr. Phillips for Good Reason within the 13-month period immediately following a change in control, he is entitled to the following:
(A)Cash payments: Mr. Phillips shall be entitled to 150% of his bonus target (1.5 times$468,180), and 150% of his base salary (1.5 times $468,180).
(B)Medical insurance: Mr. Phillips shall be entitled to 18 months of the same medical benefits coverage that Mr. Phillips would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.
(C)Restricted Stock – Unvested: Amounts represent the closing trading price of the Company’s common stock on January 31, 2016, multiplied by the number of shares subject to accelerated vesting.
(9)Pursuant and subject to Section 4(ii) of Mr. Zinn’s change of control agreement, in the event that Mr. Zinn’s employment is terminated by the Company other than for Cause or by Mr. Zinn for Good Reason within the 13-month period immediately following a change in control, he is entitled to the following:
(A)Cash payments: Mr. Zinn shall be entitled to 150% of his bonus target (1.5 times $468,180), and 150% of his base salary (1.5 times $468,180).
(B)Medical insurance: Mr. Zinn shall be entitled to 18 months of the same medical benefits coverage that Mr. Zinn would have been entitled to if he had remained continuously employed. The amount of such coverage was provided by the Company.

(C)Restricted Stock – Unvested: Amounts represent the closing trading price of the Company’s common stock on January 31, 2016, multiplied by the number of shares subject to accelerated vesting.
(10) TiVo and Mr. Rogers entered into a transition agreement, effective as of November 13, 2015, pursuant to which upon retirement (on January 30, 2016) Mr. Rogers received the following compensation and benefits under his employment agreement:
(A)A lump sum one-time payment of $4.6 million;
(B)Payment of the actual bonus achievement of his FY16 Company bonus at the time TiVo pays such bonuses in the normal course of business of $1,078,753;
(C)Continued health and welfare coverage in the amount of $4,954 per month for up to 24 months; and
(D)Accelerated vesting of all equity-related awards (including performance-based awards) held by Mr. Rogers as of January 31, 2016 with an approximate value of $14,695,399.
(11) TiVo and Mr. Klugman entered into a separation agreement, effective as of March 1, 2016, pursuant to which Mr. Klugman received the following compensation and benefits:
(A)A lump sum one-time payment of $468,180;
(B)Payment of the actual bonus achievement of his FY16 Company bonus at the time TiVo pays such bonuses in the normal course of business of $449,464.90;
(C)Continued health and welfare coverage in the amount of $2,925 per month from March 1, 2016 to February 28, 2017; and
(D)Continued vesting and exercisability of Mr. Klugman’s time-based restricted stock units through April 1, 2016 and accelerated vesting of Mr. Klugman’s time-based restricted stock units as of April 1, 2016 that would otherwise vest in April 2017 with an approximate value of $166,116

SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
Transition Agreement with Mr. Rogers. We entered into a Transition Agreement with Mr. Rogers effective November 13, 2015 (the “Transition Agreement”). Pursuant to the Transition Agreement, Mr. Rogers has or will receive (i) a cash payment of $2,300,000, which is equal to two times his annual base salary as provided under his employment agreement, (ii) a further cash amount equal to $2,300,000, (iii) a pro-rated bonus upon attainment of applicable performance criteria as provided under Mr. Rogers’s employment agreement, (iv) accelerated vesting of all equity awards held by Mr. Rogers, and (v) continued health and welfare coverage for up to 24 months, as provided under his employment agreement. Mr. Rogers has agreed not to solicit our employees for 18 months after his resignation date and to release any claims he may have against the Company.
Sublease with Mr. Rogers. Pursuant to the Transition Agreement, in February 2016, the Company entered into a sublease agreement with TRget Media, LLC, a company wholly owned by Mr. Rogers, in connection with Mr. Rogers use of office space in New York City, New York currently being leased by the Company. The term of the sublease is from February 1, 2016 through October 31, 2018. The sublease is at-cost from the Company to TRget Media, LLC and total payments to be received by the Company over the term of the lease are $339,000.
Employment Agreement with Mr. Rogers. We had entered into an employment agreement with Thomas S. Rogers, our President and Chief Executive Officer. The employment agreement provided that, in the event Mr. Rogers’ employment agreement were terminated as a result of his death or disability, then 100% of his unvested stock awards would have vested on the date of termination, including stock awards that were subject to performance-based vesting restrictions.
The employment agreement also provided that, in the event Mr. Rogers’ employment were terminated by us other than for “cause” (as defined in the agreement) or if he resigned for “good reason” (as defined in the agreement), he would have been entitled to a pro-rated portion of his target annual bonus and he and/or his covered dependents would have also received two years of continued health and welfare benefits coverage (such coverage will terminate on the date Mr. Rogers obtains substantially similar coverage due to subsequent employment, if applicable). Furthermore, Mr. Rogers would have been entitled to two times his annual base salary, payable in three equal installments (one-third 60 days after termination, one-third 6 months following termination and one-third 12 months following termination), provided that any amount that would be unpaid at the end of the calendar year in which the first installment were first payable would have been paid in a cash lump sum no later than December 31 of such calendar year. Mr. Rogers would have also received two years of continued health and welfare benefits coverage (such coverage would have terminated on the date Mr. Rogers obtained substantially similar coverage due to subsequent employment, if applicable). In addition, assuming attainment of applicable performance criteria for the fiscal year in which Mr. Rogers’ employment was terminated, Mr. Rogers would have received a pro-rated bonus based upon the actual number of days worked during the fiscal year, payable in a lump sum when bonuses for the fiscal year were paid to other executives and, in addition, Mr. Rogers would have received two times his target annual bonus payable 60 days after termination. Additionally, all Mr. Rogers’ stock awards would have been automatically accelerated on the date of termination (including such stock awards that were subject to performance-based vesting restrictions). Mr. Rogers’ receipt of these severance benefits was conditioned upon his execution of a release, in the form attached to his employment agreement.
Employment Agreement with Mr. Chopra. We entered into an employment agreement with Mr. Chopra, effective January 30, 2016, in connection with his appointment as interim Chief Executive Officer. Pursuant to his employment agreement, in connection with his continuing role as chief financial officer and Senior Vice President, Corporate Development and Strategy, Mr. Chopra is entitled to: (i) base salary of $459,000, (ii) an annual performance bonus up to 100% of Mr. Chopra’s base salary, and (iii) an annual time-based vesting stock award of no fewer than 75,000 shares. In addition, during the period that Mr. Chopra serves as the Company’s interim chief executive officer, he is entitled to receive: (i) a one-time $750,000 restricted stock award grant that will vest in full on the one-year anniversary of the grant date and (ii) supplemental cash payments of $23,000 per month while serving as interim CEO. Mr. Chopra’s interim employment agreement also provides that in the event his employment is terminated by the Company other than for “cause” or Mr. Chopra terminates his employment for “good reason” (as such terms are defined under the interim employment agreement) and notice of such termination occurs by the later of (a) January 1, 2017 and (b) 60 days following the date the Company appoints someone other than Mr. Chopra as non-interim CEO, then Mr. Chopra will be entitled to receive the following benefits, provided that such termination does not constitute a “payment termination” as defined under Mr. Chopra’s Change of Control Terms and Conditions Agreement: (i) two times his annual base salary, (ii) 18 months’ continued health and welfare benefits coverage for Mr. Chopra and his eligible dependents and (iii) full acceleration upon termination of the $750,000 restricted stock award described above plus eighteen months’ acceleration of all other unvested, time-based restricted stock awards and restricted stock unit awards.
Change of Control Severance Agreements. Each of our executive officers, and including all of our vice presidents, have executed a change of control severance agreement with us. Pursuant to the terms of these agreements, in the event that, within thirteen months following a “change of control,” as described below, an executive officer or a vice president is terminated other than for “cause” (as defined in the agreement, including the willful and continued failure to substantially perform job duties or the commission of an act of fraud, dishonesty, or conviction for a felony involving moral turpitude) or due to a “disability” (defined as absence from full-time work for six (6) consecutive months), or the executive terminates his or her employment for “good reason” (as defined in the agreements including a material reduction in duties, reduction in compensation or benefits, relocation of TiVo’s offices greater than 50 miles), the executive will be entitled to a lump sum payment equal to a percentage of his or her annual base salary and targeted annual bonus of which such percentage is 200% for the Chief Executive Officer, 150% for the Executive Vice Presidents and Senior Vice Presidents, and 100% for the Vice Presidents. Only our Chief Executive Officer’s change of control severance agreements permits him to also terminate his employment with us for “good reason” if he no longer reports to our Board (or, if we have a parent company, to the Board of our ultimate parent Corporation). Additionally, effective March 21, 2007, our Board approved an additional provision applicable only to our Chief Executive Officer, which entitles him to a gross-up for any taxes owed by him under Section 280G of the Internal Revenue Code for payments made to him in connection with a covered change of control event; however, Mr. Rogers is not entitled to any gross-up for any taxes owed by Mr. Rogers under Section 280G or Section 4999 of the Internal Revenue Code for equity awards granted to him after FY15. Pursuant to Mr. Rogers’ employment agreement, Mr. Rogers will be entitled to receive the better of the benefits due under his employment agreement or his change of control agreement in such an event. In addition, all equity awards (including such stock awards that are subject to performance-based vesting restrictions, except as otherwise specifically stated in such grant) held by the terminated executive officer or vice president will become vested and any restrictions on that specified percentage of shares granted to the executive officer or vice president will immediately lapse. In addition, Messrs. Klugman and Zinn will receive the cash value of certain guaranteed FY16 stock awards. We have also agreed to provide the following benefits to any terminated executive officer or vice president:

•
continued directors’ and officers’ liability insurance for a period of six years not to exceed one hundred fifty percent (150%) of the per annum rate of premium currently paid by us for the insurance; and

•
medical benefits for a period not to exceed 12 months for Vice Presidents, 18 months for Senior Vice Presidents, and 24 months for the President and Chief Executive Officer from the date of termination.

These agreements do not obligate our executive officers or vice presidents to mitigate losses by seeking other employment or otherwise, and the benefits under these agreements will not be reduced by compensation earned through employment by another employer. These agreements are perpetual unless both parties agree to amend or terminate or the individual is no longer an employee of TiVo.
A “change of control” under these agreements will be deemed to have occurred in the event of:

(i)	a dissolution or liquidation of the Company;

(ii)	a sale of all or substantially all of the assets of the Company;

(iii)
a sale by the stockholders of the Company of the voting stock of the Company to another corporation or its subsidiaries that results in the ownership by such corporation and/or its subsidiaries of eighty percent (80%) or more of the combined voting power of all classes of the voting stock of the Company entitled to vote;

(iv)
a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation of a subsidiary of the Company and in which, in either case, beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of members of the Board of Directors (“Directors”) has changed;

(v)
a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed;

(vi)
an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors; or

(vii)
for any reason during any period of two (2) consecutive years following the effective date of the agreement, a majority of the Board is constituted by individuals other than (1) individuals who were directors immediately prior to the beginning of such period, and (2) new directors whose election or appointment by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors immediately prior to the beginning of the period or whose election or nomination for election was previously so approved.

Additionally, our Amended & Restated 1997 Equity Incentive Plan, our Amended & Restated 1999 Equity Incentive Plan, and our Amended & Restated 2008 Equity Incentive Plan provide for vesting of options upon a “change of control,” as defined in the plans, in the event that during the first thirteen months following the change of control, the option holder’s employment is terminated by the company other than for cause or the employee terminates his or her employment due to a constructive termination. If the change of control provisions are triggered, all employees would be entitled to acceleration of twenty-five percent (25%) of their unvested options, while vice presidents and higher would be entitled to acceleration of fifty (50%) of their unvested options.

DIRECTOR COMPENSATION
Directors who are also executive officers do not receive any additional compensation for serving as members of the Board or any other committee of the Board. Each non-employee director of TiVo is eligible for reimbursement for his expenses incurred in connection with attendance at Board meetings in accordance with our policy.
Additionally, non-employee directors are compensated as follows:
Annual Cash Retainers: As of September 11, 2013 each non-employee director receives a retainer of $50,000 paid on a quarterly basis. In addition to such annual retainer paid to all non-employee directors, the Chairman of the Audit Committee receives an additional annual retainer of $30,000, the Chairman of the Compensation Committee receives an additional annual retainer of $25,000, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $20,000 and the chairs of any other Board committees receive an additional annual retainer of $10,000.
Furthermore, the members of the Audit Committee receive an annual retainer of $10,000 in addition to the $50,000 annual retainer paid to all non-employee directors, the members of the Compensation Committee receive an annual retainer of $7,500 in addition to the $50,000 annual retainer paid to all non-employee directors, and the members of the Nominating and Governance Committee and any other Board committees receive an annual retainer of $5,000 in addition to the $50,000 annual retainer paid to all non-employee directors.
As of September 11, 2013 and March 23, 2016 the Board approved additional annual retainers of $60,000 payable in quarterly installments to the Lead Independent Director and the Chairman of the Board, respectively.
Board and Committee Meeting Attendance Fees: Non-employee directors do not receive any additional compensation for their attendance at Board meetings. Non-employee directors, however, receive an additional $2,000 for each Committee meeting they attend during the year for which they are a member of for which they attend at the request of such committee (paid quarterly). Due to the expected temporary nature of the Search Committee, on December 11, 2015 the Board approved a fee of $5,000 per monthly for the Chair of the Search Committee and $2,500 per month for each non-executive member paid on a quarterly basis, which has now been suspended as of the date of the merger announcement with Rovi.
Initial Equity Grants to New Board Members: On the date a new non-employee director joins our Board of Directors, the new non-employee director will receive an initial equity grant of restricted stock consisting of that number of shares of the Company's common stock calculated by dividing $160,000 by the closing trading price of a share of the Company's common stock on the date of grant, all of which shall vest 25% annually on the grant anniversary over four years subjected to continued service to the Company. The stock options and restricted stock grants received by non-employee directors are made under the Amended & Restated 2008 Equity Incentive Plan pursuant to the 2008 Independent Director Equity Compensation Policy. These options granted under the Amended & Restated 2008 Equity Incentive Plan are intended by us not to qualify as incentive stock options under the Internal Revenue Code.
Annual Equity Grants: On the date of each Annual Meeting of Stockholders, each continuing non-employee director (except those non-employee directors who joined the Board after the last Annual Meeting who will receive a pro rata annual equity grants based on the number of months served) will receive a restricted stock grant consisting of that number of shares of the Company's common stock calculated by dividing $160,000 by the closing trading price of a share of the Company's common stock on the date of grant, all of which will vest 100% on the first anniversary of their grant subject to continued service to the Company. These shares will be issued under the Amended & Restated 2008 Equity Incentive Award Plan.
Board Ownership Guidelines: As of September 11, 2013, the Board approved an increase to its equity ownership guidelines for non-employee directors that requires each non-employee director to own 25,000 shares of the Company's common stock within five years of the director joining the Board.
The exercise price of options granted under the Amended & Restated 2008 Equity Incentive Award Plan pursuant to the 2008 Independent Director Equity Compensation Policy will be equal to the closing trading price of the common stock on the date of grant. The option term is seven years under Amended & Restated 2008 Equity Incentive Award Plan and 10 years for previously granted options under the Director's Plan, but it terminates three months after the optionholder's service as a director, an employee or a consultant to us or our affiliates terminates. If such termination is due to the optionholder's disability, the exercise period is extended to 12 months. If such termination is due to the optionholder's death or if the optionholder dies within three months after his or her service terminates, the exercise period is extended to 18 months following death. Upon a change in control of TiVo, the vesting and exercisability of all outstanding options and the vesting of all restricted shares will accelerate, and the options will terminate unless an acquiring corporation assumes or replaces outstanding options. Vesting for options and restricted stock grants ceases upon the recipient's termination of service as a director, an employee, or a consultant of us or our affiliates.

Director Compensation
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards/Units ($) (2)	Option Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(g)	(h)
Peter D. Aquino	$105,704	$159,996	$—	—	$265,700
William P. Cella	$106,783	$159,996	$—	—	$266,779
Jeffrey T. Hinson	$140,848	$159,996	$—	—	$300,844
Daniel Moloney	$139,891	$159,996	$—	—	$299,887
Thomas S. Rogers (3)	$—	$—	$—	—	$—
Winifred M. Webb	$—	$159,993	$—	—	$159,993
Thomas Wolzien (4)	$178,087	$159,996	$—	—	$338,083
David B. Yoffie	$91,109	$159,996	$—	—	$251,105
1)Amounts shown reflect the aggregate dollar amounts of all fees earned in cash for services as a director, including annual cash retainers, committee and/or chairmanship fees, and meeting fees.
2)Reflects the grant date fair value of restricted stock awards granted in fiscal year 2016. The full grant date fair value of the fiscal year 2016 restricted stock awards to non-employee directors was $159,996 for each non-executive director, except Ms. Webb who received an initial equity grant of restricted stock units as a new board member with a fair value of $159,993.
3)Mr. Rogers began serving as a non-employee director effective January 31, 2016. During fiscal year 2016, he received no paid compensation as a director.
4)Mr. Wolzien left TiVo's Board of Directors on November 13, 2015.

The aggregate number of stock awards/units and the aggregate number of option awards outstanding as of January 31, 2016 held by our non-employee directors were as follows:

Name	Stock Awards/Units Outstanding	Option Awards/Units Outstanding
	as of January 31, 2016
Peter D. Aquino	15,920	35,685
William P. Cella	15,920	32,292
Jeffrey T. Hinson	15,920	52,292
Daniel Moloney	22,493	—
Thomas S. Rogers (1)	—	—
Winifred M. Webb	20,278	—
David B. Yoffie	15,920	25,000
(1)Mr. Rogers began serving as a non-employee director effective January 31, 2016.

EQUITY COMPENSATION PLAN TABLE
The following table sets forth certain information as of January 31, 2016, concerning the shares of our Common Stock that may be issued under any form of award granted under our equity compensation plans in effect as of January 31, 2016.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans
Approved by Security Holders (1)	4,807,589	(2)	$7.71	(2)	6,897,500	(3)

Equity Compensation Plans Not
Approved by Security Holders	—		—		—

Total	4,807,589		$7.71		6,897,500
(1)    These plans consist of the (i) Amended & Restated 1997 Equity Incentive Plan; (ii) Amended & Restated 1999 Equity Incentive Plan; (iii) Amended & Restated 1999 Non-employee Directors' Stock Option Plan; (iv) Amended & Restated 1999 Employee Stock Purchase Plan; and (v) 2008 Equity Incentive Award Plan.
(2)    The number of shares listed in column (a)  consists of 4,547,311 shares issuable upon the exercise of outstanding options (with a weighted average exercise price of approximately $ 7.71 and a weighted average remaining term until expiration of approximately 1.48 years) and 260,278 shares issuable from outstanding RSUs. Column (b) only represents the weighted average exercise price of the options.
(3)    As of January 31, 2016, there were 6,332,232 shares remaining available for future issuance under the 2008 Equity Incentive Award Plan and 565,268 shares remain available for future issuance under the 1999 Employee Stock Purchase Plan. As of January 31, 2016 no shares remain available for future issuance under the Amended & Restated 1997 Equity Incentive Plan, the Amended & Restated 1999 Equity Incentive Plan, nor the Amended & Restated 1999 Non-Employee Directors' Stock Option Plan.

SECURITY OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of TiVo's common stock as of May 10, 2016 by: (i) each director; (ii) each of the executive officers named in the Summary of Executive Compensation table; (iii) all executive officers and directors of TiVo as a group; and (iv) all those known by TiVo to be beneficial owners of more than five percent of TiVo's common stock.

Beneficial Owner	Beneficial Ownership (1)
	Number of	Percent of
	Shares	Total
Executive Officers and Directors
Thomas S. Rogers (2)	4,204,117	4.2%
Naveen Chopra (3)	758,195	*
Jeffrey Klugman (4)	—	*
Charles (Dan) Phillips (5)	458,011	*
Matthew Zinn (6)	700,382	*
Peter D. Aquino (7)	101,034	*
William P. Cella (8)	130,301	*
Jeffrey T. Hinson (9)	133,301	*
Daniel Moloney (10)	39,719
Wenifred M. Webb (11)	—	*
David B. Yoffie (12)	86,610	*

5% Stockholders
The Vanguard Group (13)	6,665,587	6.7%
100 Vanguard Blvd
Malvern, PA 19355
Wellington Management Company, LLP (14)	6,109,679	6.1%
280 Congress Street
Boston, MA 02210
Putnam Investment Management LLC (15)	5,437,216	5.5%
One Post Office Square
Boston, MA 02109
BlackRock Inc. (16)	5,133,675	5.1%
40 East 52nd Street
New York, NY 10022
All executive officers and directors as a group (12 persons) (17)	6,884,005	6.9%

* Less than one percent

1.
This table is based upon information supplied by officers, directors and principal stockholders, Schedules 13D and 13G and Form 13F, as applicable, filed with the SEC and information to our knowledge based upon our stock transfer records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table shows beneficial ownership in accordance with the rules of the Securities and Exchange Commission by including securities over which a named person has or shares voting or investment control, as well as securities over which a named person has the right to acquire voting or investment control within 60 days of May 10, 2016, such as, for example, upon exercise of an option that is currently vested or which is scheduled to vest within that 60-day period. Applicable percentages are based on 99,701,724 shares outstanding on May 10, 2016.

2.
Includes 1,868,458 shares Mr. Rogers has the right to acquire pursuant to outstanding options exercisable within 60 days of May 10, 2016. This amount does not include 240,000 RSUs that will not vest within 60 days of May 10, 2016.

3.
Includes 60,323 shares Mr. Chopra has the right to acquire pursuant to outstanding options exercisable within 60 days of May 10, 2016. Also includes 239,984 shares of restricted stock and 169,187 shares of market-based awards, which cannot be sold or transferred by Mr. Chopra prior to their vesting. These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Chopra's cessation of employment or service with TiVo under certain defined circumstances prior to the vesting of the shares.

4.	Mr. Klugman holds no options or awards in the Company as of May 10, 2016.

5.
Includes 88,563 shares Mr. Phillips has the right to acquire pursuant to outstanding options exercisable within 60 days of May 10, 2016. Also includes 136,000 shares of restricted stock and 138,000 shares of market-based awards, which cannot be sold or transferred by Mr. Phillips prior to their vesting. These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Phillips' cessation of employment or service with TiVo under certain defined circumstances prior to the vesting of the shares.

6.
Includes 296,822 shares Mr. Zinn has the right to acquire pursuant to outstanding options exercisable within 60 days of May 10, 2016. Also includes 154,396 shares of restricted stock and 139,187 shares of market-based awards, which cannot be sold or transferred by Mr. Zinn prior to their vesting. These shares are otherwise generally subject to forfeiture back to TiVo upon Mr. Zinn's cessation of employment or service with TiVo under certain defined circumstances prior to the vesting of the shares.

7.	Includes 15,920 shares of restricted stock and 35,685 shares Mr. Aquino has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 10, 2016.

8.	Includes 15,920 shares of restricted stock and 32,292 shares Mr. Cella has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 10, 2016.

9.	Includes 15,920 shares of restricted stock and 52,292 shares Mr. Hinson has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 10, 2016.

10.	Includes 22,493 shares of restricted stock.

11.	This amount does not include 20,278 RSUs that will not vest within 60 days of May 10, 2016.

12.	Includes 15,920 shares of restricted stock and 25,000 shares Mr. Yoffie has the right to acquire pursuant to outstanding options vested and exercisable within 60 days of May 10, 2016.

13.
All information regarding the Vanguard Group and its affiliates is based on information disclosed in the Schedule 13F filed on May 13, 2016 by the Vanguard Group, Inc. The Vanguard Inc. Schedule 13F indicates that, at March 31, 2016, Vanguard had shared power to vote or to direct the vote on 6,665,587 shares.

14.
All information regarding Wellington Management and its affiliates is based on information disclosed in the Schedule 13F filed on May 13, 2016 by Wellington Management. Wellington Management Schedule 13F indicates that, at March 31, 2016, Wellington Management had shared power to vote or to direct the vote on 6,109,679 shares.

15.
All information regarding Putnam Investment Management, LLP, or and its affiliates is based on information disclosed in the Schedule 13F filed on May 16, 2016 by Putnam Investment Management. The Putnam Investment Management Schedule 13F indicates that, at March 31, 2016, Putnam had sole dispositive power over 5,437,216 shares.

16.
All information regarding BlackRock, Inc., or BlackRock, and its affiliates is based on information disclosed in the Schedule 13F filed on May 10, 2016 by BlackRock. The BlackRock Schedule 13F indicates that, at March 31, 2015, BlackRock was the beneficial owner of 5,133,675 of such shares as a result of acting as investment adviser to various clients that are the holders of record of such shares.

17.	Includes 6,945,540 shares subject to options exercisable within 60 days of May 10, 2016.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors of TiVo Inc. has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2017 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since the Company's fiscal year ended January 31, 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by our Amended & Restated Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of TiVo and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on PROPOSAL 2 at the Annual Meeting will be required to ratify the selection of KPMG LLP as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

REPORT OF THE AUDIT COMMITTEE
The information contained in this section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Responsibilities. The Audit Committee of the Board of Directors is currently composed of Messrs. Hinson and Aquino, and Ms. Webb, all of whom the Board has determined meet the independence requirements of the SEC and NASDAQ. The Audit Committee operates under a written charter that has been adopted by the Board; the current version is available at www.tivo.com by first clicking “Investor Relations” and then “Corporate Governance.” The charter is reviewed annually for changes, as appropriate. The Audit Committee is responsible for assisting the Board in its general oversight of TiVo's auditing, accounting and financial reporting processes, system of internal controls, and tax, legal, regulatory, and ethical compliance. TiVo's management is responsible for maintaining TiVo's books of account and preparing periodic financial statements based thereon, and for maintaining the system of internal controls. The independent auditors are responsible for auditing TiVo's annual financial statements.
Review with Management and Independent Auditors. In this context, the Audit Committee hereby reports as follows:
(1)    The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, KPMG LLP, together and separately, TiVo's audited consolidated financial statements contained in TiVo's Annual Report on Form 10-K for the fiscal year 2016.
(2)    The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees.
(3)    The Audit Committee has received from the independent registered public accounting firm, KPMG LLP, the written disclosures and the letter required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee has discussed with KPMG LLP its independence.
(4)    The Audit Committee has considered whether the provision of services covered by fees paid to KPMG LLP is compatible with maintaining the independence of KPMG LLP.
Based on the review and discussions referred to in paragraphs 1-4 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in TiVo's Annual Report on Form 10-K for fiscal year 2016, filed with the SEC on March 23, 2016. The Audit Committee has appointed KPMG LLP as TiVo's independent registered public accounting firm for fiscal year 2017. This report is submitted by the Audit Committee.

AUDIT COMMITTEE
Jeffrey Hinson (Chair)
Peter Aquino
Winifred Webb

AUDIT COMMITTEE DISCLOSURES
INDEPENDENT AUDITORS FEES AND SERVICES
In addition to retaining KPMG LLP to audit the consolidated financial statements for fiscal year 2016, TiVo retained one other auditing firm in the United Kingdom, Blick Rothenberg Chartered Accountants, to provide various accounting services during fiscal 2016. The aggregate fees billed for professional services by KPMG LLP for the fiscal years ended January 31, 2016 and 2015 are as follows:

	Fiscal Year Ended January 31,
	2016	2015
	KPMG LLP	KPMG LLP
Audit Fees	$1,521,000	$1,791,400
Audit Related Fees	—	122,913
Tax Fees	—	—
All Other Fees	—	—
Total	$1,521,000	$1,914,313
Audit Fees. This category includes the audit of TiVo's annual financial statements, review of financial statements included in TiVo's Form 10-Q Quarterly Reports and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees also include fees for professional services rendered for KPMG's audit of the effectiveness of the Company's internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
Audit Related Fees. This category consists of assurance and related services that were reasonably related to the performance of the audit or review of TiVo's financial statements. This category includes fees primarily related to due diligence services.
Tax Fees. This category consists of professional services rendered for tax compliance and tax advice. There were no fees paid for fiscal years 2016 and 2015 for services performed under this category.
All Other Fees. This category consists of all other fees including fees billed for professional services that were not the result of an audit or review. There were no fees paid for fiscal years 2016 and 2015 for services provided under this category.
Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specified budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal years 2016 and 2015, all services provided by KPMG LLP were pre-approved by the Audit Committee.

PROPOSAL 3
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR THE ISSSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the Amended and Restated 1999 Employee Stock Purchase Plan (the “1999 Plan”). Our Board has adopted, subject to stockholder approval, the 1999 Plan for the benefit of our employees and the employees of our designated affiliates. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on PROPOSAL 3 at the Annual Meeting will be required to ratify the 1999 Plan.
INTRODUCTION
The purpose of the 1999 Plan is to provide a means by which our employees and employees of our designated affiliates may be given an opportunity to purchase shares of our common stock. Through the 1999 Plan, we seek to retain the services of employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our and our affiliates’ success.
The amendment and restatement of the 1999 Plan increases the number of shares of our common stock reserved for issuance under the 1999 Plan by 2,000,000 shares. Prior to the amendment and restatement of the 1999 Plan, 10,000,000 shares of our common stock were available for issuance under the 1999 Plan. As of May 10, 2016, 9,434,732 shares have previously been purchased (excluding rights granted under the 1999 that terminated without being exercised and thus again became available for issuance thereunder) and 565,268 shares remain available for purchase in the current and future offering periods. If stockholders approve this proposal, the maximum aggregate number of shares that may be issued under the 1999 Plan will increase from 565,268 as of May 10, 2016 to 2,565,268 upon approval. Our Board approved the 1999 Plan, as amended and restated, to be effective after stockholder approval.
The following summarizes the terms of the 1999 Plan, as amended and restated, and this summary is qualified in its entirety by reference to the full text of the 1999 Plan, which is attached as Appendix A to this Proxy Statement.
As of May 10, 2016, there were approximately 623 employees eligible to participate in the 1999 Plan, of which 3 were executive officers of the Company.
ADMINISTRATION
The 1999 Plan may be administered by the full Board or by a committee of the Board. The administrator has the discretionary authority to administer the 1999 Plan and determines when and how rights to purchase shares of our common stock are granted and the provisions of each offering under the 1999 Plan. The administrator may also designate which of our affiliates may participate in the 1999 Plan, construe and interpret the 1999 Plan and the rights granted under the 1999 Plan and amend the 1999 Plan. The committee of the Board that administers the 1999 Plan may delegate its duties to a subcommittee of non-employee members of the Board. The Board may abolish the committee or subcommittee administering the 1999 Plan and revest in itself the administration of the 1999 Plan.
SHARES SUBJECT TO THE 1999 PLAN
The maximum number of shares of our common stock that may be issued under the 1999 Plan, as amended, is 12,000,000. The shares subject to any rights granted under the 1999 Plan which terminates without being exercised again become available for issuance under the 1999 Plan. The shares of our common stock subject to the 1999 Plan may be unissued shares or shares that have been purchased on the open market.
ELIGIBILITY
Rights under the 1999 Plan may be granted only to our employees and to employees of our affiliates designated by the administrator. All our employees and employees of our affiliates that are incorporated in the United States are granted rights to purchase shares of our common stock under the 1999 Plan on the first day of each offering provided that the employee has been continuously employed by us or by our affiliate for at least ten (10) days on such date. However, no Employee will be eligible for a grant of rights under the 1999 Plan if immediately after such rights are granted the employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our stock or the stock of any of our affiliates. Additionally, part-time or seasonal employees whose customary employment is twenty (20) hours or less per week or not more than five (5) months per calendar year will not be granted rights to purchase our common stock under the 1999

Plan. An employee may not be granted rights to purchase shares of our common stock at a rate that exceeds $25,000 of the fair market value of such shares, as determined on the first day of the applicable offering, during each calendar year during which the rights remain outstanding. No employee may purchase more than 20,000 shares of our common stock during any offering.
 OFFERING
The 1999 Plan is implemented by a series of consecutive offerings of twelve months duration, with the current offering having commenced January 4, 2016 and the next offering scheduled to commence January 2, 2017. Each offering consists of two consecutive purchase periods of approximately six months duration, with the current offering period changed to an eight month purchase period immediately followed by a four month purchase period. The last day of each purchase period is designated a purchase date.
If the fair market value of our common stock on the first purchase date of an offering is less than the fair market value at the beginning of the offering, a new twelve month offering will automatically begin on the first business day following the purchase date.
PURCHASE PRICE
The purchase price of the shares of our common stock purchased pursuant to rights granted under the 1999 Plan will be the lesser of 85% of the fair market value of our common stock on either the first day of the offering or the last day of the purchase period during which such rights were granted. The fair market value of our common stock is determined in good faith by the administrator. For as long as our common stock is listed on any established stock exchange or traded on a national market system, then the fair market value of our common stock will be the closing sales price (rounded up where necessary to the nearest whole cent) for our common stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in our common stock) on the relevant determination date, as reported in The Wall Street Journal or such other source as the administrator deems reliable.
PARTICIPATION
Each of our employees and the employees of our affiliates based in the United States may participate at the beginning of an offering by delivering an agreement to us authorizing payroll deductions in whole percentages between one percent (1%) and fifteen percent (15%) of such employee’s total compensation at least ten (10) days prior to the first day of the offering. In addition, each employee who first becomes eligible to participate in the 1999 Plan after ten (10) days before the start of an offering may elect to participate in the second purchase period of such offering, if any, if that employee delivers an agreement authorizing payroll deductions at least ten (10) days prior to the first day of the purchase period.
Participants in the 1999 Plan may not increase their payroll deductions during a purchase period; however, the participants may increase or decrease their payroll deductions prior to the start of any offering or purchase period. A participant may reduce his or her payroll deductions only once during a purchase period. A Participant may withdraw his or her payroll deductions at any time during, but at least ten (10) days prior to the end of, a purchase period. Absent such withdrawal, each participant’s accumulated payroll deductions will be used to purchase shares of our common stock on the last day of each purchase period. Participants at the end of any offering are automatically enrolled in the next offering under the 1999 Plan.
If a participant’s employment terminates for any reason any rights granted under the 1999 Plan terminate immediately, unless a post-employment participation period is required by law, and we will distribute any accumulated payroll deductions to such terminated employee. A participant may file a written designation of a beneficiary who is to receive any shares of our common stock and/or accumulated payroll deductions held in the participant’s account under the 1999 Plan in the event of the participant’s death. In the event that no beneficiary has been so designated, we will deliver any shares of our common stock and/or accumulated payroll deductions to the executor or administrator of the estate of the participant. If there is no such executor or administrator (to our knowledge), we may deliver shares of our common stock and/or accumulated payroll deductions to the either the spouse, any one or more dependents or relatives to the participant, or if none are known to us, to such other person as we may designate.
ADJUSTMENTS
In the event that any change is made in the shares of our common stock subject to the 1999 Plan, or subject to any right granted under the 1999 Plan, without the receipt of consideration by us (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by us), the 1999 Plan will be appropriately adjusted in the class(es) and maximum number of shares of our common stock subject to the 1999 Plan and the outstanding rights under the 1999 Plan will be appropriately adjusted in the class(es), number of shares of our common stock and purchase limits of such outstanding rights. The administrator will make any such adjustments, and its determination will be final, binding and conclusive. The conversion of any convertible securities will not be treated as a transaction that does not involve the receipt of consideration by us.
EFFECT OF A CHANGE IN CONTROL
In the event of certain changes of control of our Company, any surviving or acquiring corporation will assume rights to purchase our common stock outstanding under the 1999 Plan or will substitute similar rights, or such rights may continue in full force and effect or the participants’ accumulated payroll deductions may be used to purchase shares of our common stock immediately prior to the change of control under the ongoing offering and any rights will thereafter be terminated. In connection with the announced merger with Rovi, the current offering and purchase period will end on no later than the tenth (10th) business day prior to, and the participants’ accumulated payroll deductions will be used to purchase shares of our common stock immediately prior to, the change of control under the ongoing offering and any rights will thereafter be terminated.
AMENDMENT AND TERMINATION
If approved, the 1999 Plan will automatically terminate on the earlier of the tenth anniversary of our 2008 Annual Meeting of Stockholders or immediately following the end of the final offering immediately prior tot he consummation of our merger with Rovi. Additionally, the Board may amend, suspend or terminate the 1999 Plan at any time, subject to limitations pursuant to our merger agreement with Rovi. However, the Board may not, without prior stockholder approval, amend the 1999 Plan in any manner that would require stockholder approval to comply with any applicable laws, regulations or rules.
FEDERAL INCOME TAX CONSEQUENCES
Generally, no federal income tax consequences will arise at the time an employee purchases our common stock under the 1999 Plan. If an employee disposes of our common stock purchased under the 1999 Plan less than one year after the common stock is purchased or within two years of the first day of the applicable offering, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of our common stock at the time of purchase and the amount paid by the employee for the common stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in our common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.
If an employee does not dispose of our common stock purchased under the 1999 Plan until at least one year after the common stock is purchased and at least two years after the first day of the offering, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of our common stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of our common stock on the first day of the offering over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in our common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.
We generally will not be entitled to a tax deduction with respect to the common stock purchased by an employee under the 1999 Plan, unless the employee disposes of the common stock less than one year after the common stock is transferred to the employee or less than two years after the first day of offering, in which case we will generally be entitled to a tax deduction corresponding to the amount of ordinary income recognized by the employee.

New Plan Benefits
The dollar value per share of our Common Stock as of May 10, 2016 was $9.83. However, the future benefits or amounts that would be received under the 1999 Plan are based upon voluntary participation and elections made by participants and are therefore not determinable at this time. We do not believe that this amendment would have affected the benefits or amounts that were received by or allocated to participants of the last completed fiscal year which were as follows:

Name and Position	Dollar Value ($) (1)	Number of Units
Named Executive Officers
Thomas S. Rogers, Chairman of the Board and former Chief Executive Officer and President (2)	$21,629	2,133
Naveen Chopra, Interim Chief Executive Officer, Chief Financial Officer& Senior Vice President Corporate Division and Strategy	$21,629	2,133
Jeffrey Klugman, former Executive Vice President, General Manager Products and Revenue (3)	$21,629	2,133
Dan Phillips, Senior Vice President, Chief Operating Officer	$21,629	2,133
Matthew Zinn, Senior Vice President, General Counsel and Chief Privacy Officer	$21,629	2,133
Executive Group (3 persons)	$64,887	6,399
Non- Executive Group (6 persons) (4)	—	—
Non- Executive Officer Employee Group (620 persons)	$5,575,745	582,919

(1) Of these amounts, participants paid the lesser of 85% of the fair market value of our common stock on either the first day of the offering or the last day of the purchase period during which such rights were granted.
(2) Mr, Rogers ceased serving as an employee effective January 30, 2016.
(3) Mr. Klugman ceased serving as an employee effective March 1, 2016.
(4) Excluding Mr. Rogers, who is reported elsewhere in this table.

Equity Award Grants Under the Equity Plan
The following table sets forth summary information concerning the number of shares of our common stock granted under the 1999 Plan since the 1999 Plan's inception through May 10, 2016.

Name and Position	Number of shares subject to common stock awards
Named Executive Officers
Thomas S. Rogers, Chairman of the Board and former Chief Executive Officer and President (1)	33,779
Naveen Chopra, Interim Chief Executive Officer, Chief Financial Officer& Senior Vice President Corporate Division and Strategy	38,189
Jeffrey Klugman, former Executive Vice President, General Manager Products and Revenue (2)
Dan Phillips, Senior Vice President, Chief Operating Officer	27,468
Matthew Zinn, Senior Vice President, General Counsel and Chief Privacy Officer	53,158
All current executive officers, as a group (3 persons)	118,815
All current directors who are not executive officers, as a group (6 persons) (3)	—
Nominees for Election as a Director
William P. Cella, Director	—
Jeffrey T. Hinson, Director	—
Associates of any of the directors, executive officers or nominees stated above (0 persons)	—
All employees, including all current officers who are not executive officers, as a group (620 persons)	4,104,524

(1) Mr, Rogers ceased serving as an employee effective January 30, 2016.
(2) Mr. Klugman ceased serving as an employee effective March 1, 2016.
(3) Excluding Mr. Rogers, who is reported elsewhere in this table.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN
FAVOR OF PROPOSAL 3

PROPOSAL 4
APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY")
We are seeking an advisory vote from our stockholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. We urge our stockholders to review the “Compensation Discussion and Analysis” section of this proxy statement.
The Compensation Committee, with assistance from its independent executive compensation consultants and counsel, has structured our executive compensation program to reflect our "pay-for-performance" philosophy. The compensation opportunities provided to the named executive officers are significantly dependent on the Company's financial performance and the named executive officer's individual performance, which are intended to drive the creation of sustainable stockholder value. The Compensation Committee will continue to emphasize responsible compensation arrangements that attract, retain, and motivate high caliber executive officers, motivate these executive officers to achieve the Company's short-term and long-term business strategies and objectives.
You have the opportunity to vote "for" or "against" or to "abstain" from voting on the following non-binding resolution relating to executive compensation:
"Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in TiVo's proxy statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables, and the narrative discussion of this proxy statement."
In deciding how to vote on this proposal, you are encouraged to consider the Company's executive compensation philosophy and objectives as contained in the Compensation Discussion and Analysis section above. Our executive compensation program utilizes elements including base salary, annual cash incentive awards, long-term stock-based incentive awards, and health and other benefits to achieve the following goals:
•attracting, retaining, motivating, and rewarding highly talented, entrepreneurial, and creative executives;
•aligning and strengthening the mutuality of interests between our executives and our stockholders; and
•providing total compensation to each executive that is internally equitable, competitive with peer companies, and driven by individual, departmental, and corporate performance.
While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Compensation Committee values the opinions of the Company's stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company's executive compensation program. Unless the Board modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2017 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4

ABOUT THE MEETING AND VOTING
What is the purpose of the Annual Meeting?
At our 2016 Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two directors, ratification of the selection of the Company's independent auditors, approval to reserve an additional 2,000,000 shares of our common stock for issuance pursuant to the Employee Stock Purchase Plan, and approval on a non-binding, advisory basis of the compensation of our named executive officers as disclosed in this proxy statement pursuant to Say-on-Pay rules.
Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on May 31, 2016, the record date for the meeting, are entitled to receive notice of and to participate in the 2016 Annual Meeting. If you were a stockholder of record as of the close of business on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.
What are the voting rights of the holders of TiVo common stock?
Each outstanding share of TiVo common stock will be entitled to one vote on each matter considered at the meeting.
Who can attend the meeting?
Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Please also see “How do I vote?” for instructions on voting at the Annual Meeting if you hold your shares in “street name.”
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding as of the close of business on the record date, which is May 31, 2016, will constitute a quorum, permitting the meeting to conduct its business. At the close of business on May 10, 2016, there were 99,701,724 shares of our common stock outstanding and entitled to vote. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares of common stock considered to be present at the meeting.
How do I vote?
If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.
Can I change my vote after I return my proxy card?
Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company at our principal executive office, 2160 Gold Street, P.O. Box 2160, San Jose, CA 95002, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.
 What are the Board of Director's recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for the election of two directors to hold office until the 2019 Annual Meeting of Stockholders (see
Proposal 1);

•	for ratification of the selection of KPMG LLP as the independent registered public accounting firm for TiVo for the fiscal year ending January 31, 2017 (see Proposal 2);

•	for approval to reserve an additional 2,000,000 shares of our common stock for issuance pursuant to the Employee Stock Purchase Plan (see Proposal 3); and

•	for approval on a non-binding, advisory basis of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the Say-on-Pay rules (see Proposal 4).
With respect to any other business that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?
All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted in accordance with the recommendations of the Board. With respect to any other business that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion, as the case may be with respect to the item not marked.
Election of Directors. In uncontested elections of directors, such as this election, the affirmative vote of a majority of the votes cast by the shares represented and entitled to vote on the proposal at the meeting is required for the election of directors. A “majority of the votes cast” means that the number of votes cast “for” a director candidate must exceed the number of votes cast “against” that candidate. In the past, if you held your shares in street name and you did not indicate how you wanted to vote those shares in the election of directors, your bank or broker was allowed to vote those shares on your behalf as they felt appropriate. However, your bank or broker no longer has the ability to vote your uninstructed shares in the election of directors on a discretionary basis. Any broker non-votes or abstentions will not be voted with respect to the director or directors indicated, although they will be counted for purposes of determining whether there is a quorum.
Ratification of the Selection of Independent Registered Public Accounting Firm. The affirmative vote of the majority of the shares of common stock entitled to vote and represented, in person or by proxy, at the meeting is necessary to ratify the selection of KPMG LLP as the independent registered public accounting firm for TiVo for the fiscal year ending January 31, 2017. A properly executed proxy marked “Abstain” with respect to the ratification of the section of the independent registered public accounting firm will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares present and entitled to vote on the proposal, although they will be counted for purposes of determining whether there is a quorum.
Advisory Vote on the Compensation of Named Executive Officers. The affirmative vote of a majority of the shares of common stock entitled to vote and represented, in person or by proxy, at the meeting is necessary to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the Say-on-Pay rules. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee or the Company. However, the Board will review the voting results and take them into consideration when making future decisions about executive compensation. A properly executed proxy marked “Abstain” with respect to the Say-on-Pay proposal will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares present and entitled to vote on the proposal, although they will be counted for purposes of determining whether there is a quorum.
Other Items. For each other item properly brought before the meeting, the affirmative vote of the holders of a majority of the shares of common stock entitled to vote on the item and represented, in person or by proxy, at the meeting will be required for approval at a meeting at which a quorum is present as required under Delaware law for approval of proposals presented to stockholders. A properly executed proxy marked “Abstain” with respect to such matter will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares present and entitled to vote on the proposal, although they will be counted for purposes of determining whether there is a quorum. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

Who pays for the solicitation of proxies?
We will bear the entire cost of solicitation of proxies including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail, or personal solicitation by our directors, officers, or other regular employees. No additional compensation will be paid to our directors, officers, or other regular employees for such services.
In addition, we have retained MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY, 10016, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and to contact brokerage houses and other nominees, fiduciaries and custodians to request that such entities forward soliciting materials to beneficial owners of our common stock. For these services, we will pay MacKenzie Partners, Inc. a fee of $30,000, plus expenses.
Is my vote confidential?
Proxies, ballots, and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.
How do I find out the voting results?
Preliminary voting results will be announced at the meeting and final voting results will be published in our Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. After the Form 8-K is filed, you may obtain a copy by:

•	visiting our website; or

•	contacting our Investor Relations department at (408) 519-9677.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 11, 2016.
This Proxy Statement and the 2016 Form 10-K are available on the Internet at: http://www.tivo.com/2016proxy.

OTHER INFORMATION
SECTION  16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act requires TiVo's directors and executive officers and persons who own more than ten percent of a registered class of TiVo's equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of TiVo. Reporting Persons are required by SEC regulation to furnish TiVo with copies of all Section 16(a) forms they file.
To TiVo's knowledge, based solely on a review of the copies of such reports furnished to TiVo and written representations from certain Reporting Persons that no other reports were required, TiVo believes that during fiscal year 2016 all Reporting Persons complied with all applicable filing requirements.
INCORPORATION BY REFERENCE
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so that information should be considered as part of the filing that you are reading. Portions of this proxy statement are incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended January 31, 2016 and portions of our Annual Report on Form 10-K for fiscal year ended January 31, 2016 are incorporated by reference herein, including information regarding our executive officers and key employees. Based on SEC regulations, the “Report of the Audit Committee” and the “Report of the Compensation Committee of the Board of Directors on Executive Compensation” in this proxy statement shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that we specifically incorporate those sections by reference into a document under the Securities Act or the Securities Exchange Act.
This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.
This proxy statement is sent to you as part of the proxy materials for the 2016 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of TiVo stock.
AVAILABILITY OF ADDITIONAL INFORMATION
Copies of TiVo's Annual Report on Form 10-K for the fiscal year ended January 31, 2016 have been distributed to stockholders entitled to vote at our 2016 Annual Meeting of Stockholders. Additional copies and additional information, including the Annual Report on Form 10-K filed with the SEC, are available without charge from Investor Relations, 2160 Gold Street, P.O. Box 2160, San Jose, CA 95002. The annual report, proxy statement, and Form 10-K are also available on TiVo's website at www.tivo.com/ir.
STOCKHOLDER PROPOSALS FOR 2017 ANNUAL STOCKHOLDERS' MEETING
The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for TiVo's 2017 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act is January 27, 2017. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must give timely notice thereof in writing to our Corporate Secretary. To be timely, a stockholder's proposal or nomination must be delivered to or mailed and received at the principal executive offices of the Company no later than the close of business on April 12, 2017 nor earlier than the close of business on March 13, 2017 and must otherwise satisfy the requirements of TiVo's Amended & Restated Bylaws, as amended. If the date of the 2017 Annual Meeting changes by more than thirty (30) days from the date of the 2016 Annual Meeting, a stockholder's proposal or nomination must be delivered to or mailed and received at our principal executive offices no later than ten (10) calendar days following the first public announcement of the revised date of the 2017 Annual Meeting. A stockholder's notice to the Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the 2017 Annual Meeting:
•a brief description of the business desired to be brought before the 2017 Annual Meeting, the reasons for conducting the business at the 2017 Annual Meeting and any material interest of each proposing person in the business;
•the text of the proposal or business (including the text of any resolutions proposed for consideration);
• a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing persons or (y) between or among any proposing person and any other person or entity (including their names) in connection with the proposal of such business by such proposing person;
•the name and address of each proposing person including, if applicable, the name and address that appears on the corporation's books and records; and
•the class and number of shares of TiVo stock which are owned of record or beneficially owned by each proposing person and any “Disclosable Interests” (as such term is defined in TiVo's Amended & Restated Bylaws, as amended) of each proposing person.
Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the Securities Exchange Act. Notwithstanding anything in this proxy statement, to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in TiVo's Amended & Restated Bylaws, as amended.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations, TiVo Inc., 2160 Gold Street, P.O. Box 2160, San Jose, CA 95002, or contact Investor Relations by telephone at (408) 519-9677. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or Investor Relations.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the 2016 Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote on such matters in accordance with the recommendation of the Board, if no recommendation is given, in their own discretion. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Naveen Chopra
Naveen Chopra
Interim Chief Executive Officer and Chief Financial Officer
San Jose, California
May 27, 2016

Appendix A

TIVO INC.
AMENDED AND RESTATED
1999 EMPLOYEE STOCK PURCHASE PLAN
Adopted by Board of Directors July 14, 1999
Approved by Stockholders July 14, 1999
Amended and Restated by Board of Directors August 15, 2002
Stockholder Approval Not Required
Amended and Restated by Board of Directors December 8, 2004
Stockholder Approval Not Required
Amended and Restated by Board of Directors May 7, 2008
Approved by Stockholders August 6, 2008
Amended and Restated by Board of Directors May 23, 2012
Approved by Stockholders August 1, 2012
Amended and Restated by Board of Directors , 2016
Approved by Stockholders , 2016

1.	Purpose.
(a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.
(b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
(c) The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

2.	Definitions.
(a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(b) “Board” means the Board of Directors of the Company.
(c) “Code” means the United States Internal Revenue Code of 1986, as amended.
(d) “Committee” means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.
(e) “Company” means TiVo Inc., a Delaware corporation.
(f) “Director” means a member of the Board.
(g) “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.
(h) “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute “employment” by the Company or the Affiliate.
(i) “Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(j) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(k) “Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on a national market system, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the relevant determination date (or the next day on which sales were reported if none were reported on such date), as reported in The Wall Street Journal or such other source as the Board deems reliable.
(l) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(m) “Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.
(n) “Offering Date” means a date selected by the Board for an Offering to commence.
(o) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(p) “Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.
(q) “Plan” means this 1999 Employee Stock Purchase Plan, as amended and restated herein.
(r) “Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(s) “Right” means an option to purchase Shares granted pursuant to the Plan.
(t) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.
(u) “Securities Act” means the United States Securities Act of 1933, as amended.
(v) “Share” means a share of the common stock of the Company.

3.	Administration.
(a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).
(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv) To amend the Plan as provided in paragraph 14.
(v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(c) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.	Shares Subject to the Plan.
(a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate twelve million (12,000,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.
(b) The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5.	Grant of Rights; Offering.
(a) The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.
(b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

6.	Eligibility.
(a) Rights may be granted only to Employees of the Company or, as the Board may designated as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;
(ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and
(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.
(c) No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.
(d) An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.
(e) The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.	Rights; Purchase Price.
(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:
(i) with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or
(ii) with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.
(b) The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(c) In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.
(d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:
(i) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or
(ii) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

8.	Participation; Withdrawal; Termination.
(a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee's Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.
(b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.
(c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee's employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
(d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.	Exercise.
(a) On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.
(b) Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.
(c) No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

10.	Covenants of the Company.
(a) During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.
(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

11.	Use of Proceeds from Shares.
Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.	Rights as a Stockholder.
A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant's Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

13.	Adjustments upon Changes in Securities.
(a) If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)
(b) In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to Stockholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants' accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants' Rights under the ongoing Offering thereafter terminated.

14.	Amendment of the Plan.
(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:
(i) Increase the amount of Shares reserved for Rights under the Plan;
(ii) Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or
(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.
(b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

(c) Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.	Designation of Beneficiary.
(a) A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.
(b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.	Termination or Suspension of the Plan.
(a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of stockholder approval of the Plan, as amended and restated herein, at the Company's 2008 annual meeting of stockholders held in August 2008. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.	Effective Date of Plan.
The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TIVO INC.
2016 ANNUAL MEETING OF STOCKHOLDERS
The undersigned stockholder of TiVo Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 27, 2016, and hereby appoints Naveen Chopra and Matthew Zinn, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2016 Annual Meeting of Stockholders of TiVo Inc., to be held on July 11, 2016, at 10:30 a.m., at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 1400, Palo Alto, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.
This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) for the election of the two named directors to hold office until the 2019 Annual Meeting of Stockholders; (2) for the ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2017; (3) Approval to reserve an additional 2,000,000 shares of our common stock for issuance pursuant to the Employee Stock Purchase Plan; (4) for approval on a non-binding, advisory basis the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say-on-Pay”); and as recommended by the Board, or if no recommendation is given, at the discretion of said proxies on such other matters as may come before the meeting.
Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on July 11, 2016.
The Proxy Statement and the Form 10-K for year ended January 31, 2016 are available on the Internet at: http://www.tivo.com/2016proxy.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark your votes as in this example.

1.	Election of Directors: ☐ FOR all nominees (except as indicated); ☐ AGAINST all nominees (except as indicated) Nominees: William P. Cella and Jeffrey T. Hinson

2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2017.
☐  FOR    ☐ AGAINST   ☐ ABSTAIN

3.	Approval to reserve an additional 2,000,000 shares of our common stock for issuance pursuant to the Employee Stock Purchase Plan.
☐  FOR    ☐ AGAINST   ☐ ABSTAIN

4.
To approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("Say-on-Pay").   ☐ FOR     ☐ AGAINST     ☐ ABSTAIN

Note: This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon and returned in the enclosed envelope.

SIGNATURE(S)

DATE

Please sign exactly as name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.